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                                                                    Exhibit 10.2
                                                                  EXECUTION COPY

                                WINGFOOT A/R LLC,

                                    as Issuer

                                       and

                            THE CHASE MANHATTAN BANK,

                              as Indenture Trustee

                         ------------------------------

                                 BASE INDENTURE

                           Dated as of April 27, 2001

                         ------------------------------

                           Asset Backed Investor Notes

                            (Each Issuable in Series)




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                                TABLE OF CONTENTS
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ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE..............................................................1

         Section 1.1.      Definitions............................................................................1
         Section 1.2.      Cross-References.......................................................................1
         Section 1.3.      Accounting and Financial Determinations; No Duplication................................1
         Section 1.4.      Rules of Construction..................................................................2

ARTICLE II THE INVESTOR NOTES.....................................................................................2

         Section 2.1.      Designation and Terms of Investor Notes................................................2
         Section 2.2.      Investor Notes Issuable in Series......................................................3
         Section 2.3.      Execution and Authentication...........................................................4
         Section 2.4.      Registration of Transfer and Exchange of Investor Notes................................5
         Section 2.5.      Mutilated, Destroyed, Lost or Stolen Investor Notes....................................7
         Section 2.6.      Appointment of Paying Agent............................................................8
         Section 2.7.      Persons Deemed Owners..................................................................9
         Section 2.8.      Treasury Investor Notes...............................................................10
         Section 2.9.      Principal and Interest................................................................10
         Section 2.10.     Tax Treatment.........................................................................10

ARTICLE III SECURITY.............................................................................................11

         Section 3.1.      Grant of Security Interest............................................................11
         Section 3.2.      Protection of the Collateral..........................................................13
         Section 3.3.      Transaction Documents.................................................................13
         Section 3.4.      Release of Collateral.................................................................14
         Section 3.5.      Stamp, Other Similar Taxes and Filing Fees............................................14

ARTICLE IV REPORTS...............................................................................................14

         Section 4.1.      Collection Agent Reports..............................................................14
         Section 4.2.      Reports by the Issuer.................................................................15

ARTICLE V ALLOCATION AND APPLICATION OF COLLECTIONS..............................................................16

         Section 5.1.      Collection Account....................................................................16
         Section 5.2.      Collection of Money...................................................................17
         Section 5.3.      Collections and Allocations...........................................................17

ARTICLE VI DISTRIBUTIONS.........................................................................................19

         Section 6.1.      Distributions in General..............................................................19

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ARTICLE VII REPRESENTATIONS AND WARRANTIES.......................................................................19

         Section 7.1.      Existence and Power...................................................................19
         Section 7.2.      Governmental Authorization............................................................20
         Section 7.3.      Binding Effect........................................................................20
         Section 7.4.      Collateral............................................................................20
         Section 7.5.      Financial Information; Other Information..............................................21
         Section 7.6.      Tax Filings and Expenses..............................................................21
         Section 7.7.      Litigation............................................................................22
         Section 7.8.      Regulations T, U and X................................................................22
         Section 7.9.      Credit and Collection Policy..........................................................22
         Section 7.10.     Collections...........................................................................22
         Section 7.11.     Investment Company Act................................................................22
         Section 7.12.     No ERISA Liens........................................................................22
         Section 7.13.     Lock-Box Accounts.....................................................................22
         Section 7.14.     Transfers Under Receivables Purchase Agreement........................................23
         Section 7.15.     Solvency..............................................................................23
         Section 7.16.     Binding Effect of Receivables Purchase Agreement......................................23
         Section 7.17.     Non-Existence of Other Agreements.....................................................23
         Section 7.18.     Subsidiaries..........................................................................23

ARTICLE VIII COVENANTS...........................................................................................24

         Section 8.1.      Payment of Investor Notes.............................................................24
         Section 8.2.      Payment of Obligations................................................................24
         Section 8.3.      Conduct of Business and Maintenance of Existence......................................24
         Section 8.4.      Compliance with Laws..................................................................24
         Section 8.5.      Inspection of Property, Books and Records.............................................24
         Section 8.6.      Collateral............................................................................25
         Section 8.7.      Notice of Defaults....................................................................25
         Section 8.8.      Notice of Material Proceedings........................................................25
         Section 8.9.      Notice of Reportable Event............................................................25
         Section 8.10.     Annual Opinion of Counsel.............................................................26
         Section 8.11.     Performance and Compliance with Contracts.............................................26
         Section 8.12.     Compliance with Credit and Collection Policy..........................................26
         Section 8.13.     Use of Proceeds of Investor Notes.....................................................26
         Section 8.14.     Adverse Claims........................................................................26
         Section 8.15.     Other Indebtedness....................................................................26
         Section 8.16.     Mergers...............................................................................27
         Section 8.17.     Sales of Collateral...................................................................27
         Section 8.18.     Acquisition of Assets.................................................................27
         Section 8.19.     Net Worth.............................................................................27
         Section 8.20.     Name; Principal Office................................................................27
         Section 8.21.     Organizational Documents..............................................................27
         Section 8.22.     Investments...........................................................................27
         Section 8.23.     No Other Agreements...................................................................28
         Section 8.24.     Other Business........................................................................28
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         Section 8.25.     Sale Treatment........................................................................28
         Section 8.26.     Maintenance of Separate Existence.....................................................28

ARTICLE IX REMEDIES..............................................................................................31

         Section 9.1.      Events of Default.....................................................................31
         Section 9.2.      Acceleration of Maturity; Rescission and Annulment....................................31
         Section 9.3.      Collection of Indebtedness and Suits for Enforcement by the Indenture Trustee.........32
         Section 9.4.      Remedies; Priorities..................................................................34
         Section 9.5.      Optional Preservation of the Collateral...............................................35
         Section 9.6.      Limitation on Suits...................................................................36
         Section 9.7.      Unconditional Rights of Investor Noteholders to Receive Principal and Interest........36
         Section 9.8.      Restoration of Rights and Remedies....................................................37
         Section 9.9.      Rights and Remedies Cumulative........................................................37
         Section 9.10.     Delay or Omission Not a Waiver........................................................37
         Section 9.11.     Control by Investor Noteholders.......................................................37
         Section 9.12.     Waiver of Past Defaults...............................................................38
         Section 9.13.     Undertaking for Costs.................................................................38
         Section 9.14.     Waiver of Stay or Extension Laws......................................................39
         Section 9.15.     Action on Investor Notes..............................................................39

ARTICLE X THE INDENTURE TRUSTEE..................................................................................39

         Section 10.1.     Duties of the Indenture Trustee.......................................................39
         Section 10.2.     Rights of the Indenture Trustee.......................................................41
         Section 10.3.     Indenture Trustee's Disclaimer........................................................42
         Section 10.4.     Indenture Trustee May Own Investor Notes..............................................42
         Section 10.5.     Notice of Defaults....................................................................42
         Section 10.6.     Compensation..........................................................................43
         Section 10.7.     Eligibility Requirements for Indenture Trustee........................................43
         Section 10.8.     Resignation or Removal of Indenture Trustee...........................................44
         Section 10.9.     Successor Indenture Trustee by Merger.................................................45
         Section 10.10.    Appointment of Co-Indenture Trustee or Separate Indenture Trustee.....................45
         Section 10.11.    Representations and Warranties of Indenture Trustee...................................47

ARTICLE XI DISCHARGE OF INDENTURE................................................................................47

         Section 11.1.     Termination of the Issuer's Obligations...............................................47
         Section 11.2.     Repayment to the Issuer...............................................................47

ARTICLE XII AMENDMENTS...........................................................................................48

         Section 12.1.     Without Consent of the Investor Noteholders...........................................48
         Section 12.2.     With Consent of the Investor Noteholders..............................................49
         Section 12.3.     Supplements...........................................................................49
         Section 12.4.     Revocation and Effect of Consents.....................................................49

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         Section 12.5.     Notation on or Exchange of Investor Notes.............................................50
         Section 12.6.     The Indenture Trustee to Sign Amendments, etc.........................................50

ARTICLE XIII MISCELLANEOUS.......................................................................................50

         Section 13.1.     Compliance Certificates and Opinions..................................................50
         Section 13.2.     Forms of Documents Delivered to Indenture Trustee.....................................51
         Section 13.3.     Actions of Investor Noteholders.......................................................52
         Section 13.4.     Notices...............................................................................52
         Section 13.5.     Rules by the Indenture Trustee........................................................54
         Section 13.6.     Duplicate Originals...................................................................54
         Section 13.7.     Benefits of Base Indenture............................................................54
         Section 13.8.     Payment on Business Day...............................................................54
         Section 13.9.     Governing Law.........................................................................54
         Section 13.10.    Severability of Provisions............................................................54
         Section 13.11.    Counterparts..........................................................................55
         Section 13.12.    Successors............................................................................55
         Section 13.13.    Table of Contents, Headings, etc......................................................55
         Section 13.14.    Recording of Base Indenture...........................................................55
         Section 13.15.    No Petition...........................................................................55

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         BASE INDENTURE, dated as of April 27, 2001, between WINGFOOT A/R LLC, a special purpose limited liability company established under the laws of Delaware, as issuer (the "ISSUER"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (in such capacity, the "INDENTURE TRUSTEE").

                              W I T N E S S E T H:

         WHEREAS, the Issuer has duly authorized the execution and delivery of this Base Indenture to provide for the issuance from time to time of one or more series of Investor Notes from time to time, issuable as provided in this Base Indenture;

         WHEREAS, all things necessary to make this Base Indenture a legal, valid and binding agreement of the Issuer, in accordance with its terms, have been done, and the Issuer proposes to do all the things necessary to make the Investor Notes, when executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder and duly issued by the Issuer, the legal, valid and binding obligations of the Issuer as hereinafter provided;

         NOW, THEREFORE, for and in consideration of the premises and the receipt of the Investor Notes by the Investor Noteholders, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Investor Noteholders as follows:

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE


         SECTION 1.1. DEFINITIONS.

         Certain capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached hereto as SCHEDULE 1 (the "DEFINITIONS LIST"), as such Definitions List may be amended or modified from time to time in accordance with the provisions hereof.

         SECTION 1.2. CROSS-REFERENCES.


         Unless otherwise specified, references in this Base Indenture, any Indenture Supplement and in each other Transaction Document to any Article or Section are references to such Article or Section of this Base Indenture, such Indenture Supplement or such other Transaction Document, as the case may be and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         SECTION 1.3. ACCOUNTING AND FINANCIAL DETERMINATIONS; NO DUPLICATION.

         Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of the Indenture, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in the Indenture, in accordance with GAAP. When used herein, the term "financial statement" shall include the notes and schedules thereto. All


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accounting determinations and computations hereunder or under any other
Transaction Documents shall be made without duplication.

         SECTION 1.4. RULES OF CONSTRUCTION.

         In this Base Indenture and each Indenture Supplement, unless the context otherwise requires:

                  (i) the singular includes the plural and vice versa;

                  (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Base Indenture, and reference to any Person in a particular capacity only refers to such Person in such capacity;

                  (iii) reference to any gender includes the other gender;

                  (iv) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

                  (v) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; and

                  (vi) with respect to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding."

                                   ARTICLE II

                               THE INVESTOR NOTES

         SECTION 2.1. DESIGNATION AND TERMS OF INVESTOR NOTES.

         Each Series of Investor Notes shall be issued in fully registered form substantially in the form specified in the applicable Indenture Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted hereby or by the related Indenture Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined to be appropriate by the Authorized Officers executing such Investor Notes, as evidenced by their execution of the Investor Notes. All Investor Notes of any Series shall, except as specified in the related Indenture Supplement, be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Base Indenture and the applicable Indenture Supplement. The aggregate principal amount of Investor Notes which may be authenticated and delivered under the Indenture is unlimited. The Investor Notes shall be issued in the denominations set forth in the related Indenture Supplement.



                                       2
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         SECTION 2.2. INVESTOR NOTES ISSUABLE IN SERIES.

         (a) The Investor Notes may be issued in one or more Series. Each Series of Investor Notes shall be created by an Indenture Supplement.

         (b) Investor Notes of a new Series may from time to time be executed by the Issuer and delivered to the Indenture Trustee for authentication and thereupon the same shall be authenticated and delivered by the Indenture Trustee upon the receipt of an Issuer Request at least three (3) Business Days (or such shorter time as is acceptable to the Indenture Trustee) in advance of the related Series Closing Date and upon delivery by the Issuer to the Indenture Trustee, and receipt by the Indenture Trustee, of the following:

                  (i) an Issuer Order authorizing and directing the authentication and delivery of the Investor Notes of such new Series by the Indenture Trustee and specifying the designation of such new Series, the Initial Invested Amount (or the method for calculating such Initial Invested Amount) and the Note Rate (or the method for allocating interest payments or other cash flows to such Series), if any, with respect to such Series;

                  (ii) an Indenture Supplement satisfying the criteria set forth in SECTION 2.2(c) executed by the Issuer and specifying the Principal Terms of such Series;

                  (iii) a Tax Opinion; and

                  (iv) written confirmation from each Rating Agency that the Rating Agency Condition with respect to each Series of Outstanding Investor Notes shall have been satisfied with respect to such issuance.

         (c) In conjunction with the issuance of a new Series of Investor Notes, the parties hereto shall execute an Indenture Supplement, which shall specify the relevant terms with respect to any newly issued Series of Investor Notes, which may include without limitation:

                  (i) its name or designation;

                  (ii) an Initial Invested Amount or the method of calculating the Initial Invested Amount;

                  (iii) the Note Rate (or formula for the determination thereof);

                  (iv) the Series Closing Date;

                  (v) the interest payment date or dates and the date or dates from which interest shall accrue;

                  (vi) the method of allocating Collections with respect to such Series;

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                  (vii) the method by which the principal amount of Investor
         Notes of such Series shall amortize or accrete;

                  (viii) the names of any Series Accounts to be used by such Series and the terms governing the operation of any such accounts and use of moneys therein;

                  (ix) the Series Collection Agent Fee;

                  (x) the terms on which the Investor Notes of such Series may be redeemed, repurchased or remarketed to other investors;

                  (xi) any deposit into any Series Account;

                  (xii) the priority of any Series with respect to any other Series; and

                  (xiii) any other relevant terms of such Series (all such terms, the "PRINCIPAL TERMS" of such Series).

The terms of such Indenture Supplement may modify or amend the terms of this Base Indenture solely as applied to such new Series.

         (d) The Issuer may direct the Indenture Trustee to deposit all or a portion of the net proceeds from the issuance of any new Series of Investor Notes into a Series Account for another Series of Investor Notes and may specify that the proceeds from the sale of such new Series of Investor Notes may be used to reduce the Invested Amount of another Series of Investor Notes.

         SECTION 2.3. EXECUTION AND AUTHENTICATION.

         (a) The Investor Notes shall, upon issue pursuant to SECTION 2.2, be executed on behalf of the Issuer by an Authorized Officer and delivered by the Issuer to the Indenture Trustee for authentication and redelivery as provided herein. If an Authorized Officer whose signature is on an Investor Note no longer holds that office at the time the Investor Note is authenticated, the Investor Note shall nevertheless be valid.

         (b) At any time and from time to time after the execution and delivery of this Base Indenture, the Issuer may deliver Investor Notes of any particular Series executed by the Issuer to the Indenture Trustee for authentication, together with one or more Issuer Orders for the authentication and delivery of such Investor Notes, and the Indenture Trustee, in accordance with such Issuer Order and this Base Indenture, shall authenticate and deliver such Investor Notes.

         (c) No Investor Note shall be entitled to any benefit under the Indenture or be valid for any purpose unless there appears on such Investor Note a certificate of authentication substantially in the form provided for herein, duly and manually executed by the Indenture Trustee. Such signatures on such certificate shall be conclusive evidence, and the only evidence, that the Investor Note has been duly authenticated under the Indenture. The Indenture Trustee may appoint an authenticating agent acceptable to the Issuer to authenticate Investor Notes.


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Unless limited by the term of such appointment, an authenticating agent may authenticate Investor Notes whenever the Indenture Trustee may do so. Each reference in the Indenture to authentication by the Indenture Trustee includes authentication by such agent. The Indenture Trustee's certificate of authentication shall be in substantially the following form:



         This is one of the Investor Notes of a series issued under the within mentioned Indenture.

                                             THE CHASE MANHATTAN BANK, as
                                             Indenture Trustee


                                              By:
                                                 ------------------------------
                                                      Authorized Signatory

         (d) Each Investor Note shall be dated and issued as of the date of its authentication by the Indenture Trustee.

         (e) Notwithstanding the foregoing, if any Investor Note shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Investor Note to the Indenture Trustee for cancellation, together with a written statement (which need not comply with SECTION 13.2 and need not be accompanied by an Opinion of Counsel) stating that such Investor Note has never been issued and sold by the Issuer, for all purposes of the Indenture such Investor Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of the Indenture.

         SECTION 2.4. REGISTRATION OF TRANSFER AND EXCHANGE OF INVESTOR NOTES.


         (a) The Issuer shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the "TRANSFER AGENT AND REGISTRAR"), a register (the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Notes of each Series (unless otherwise provided in the related Indenture Supplement) and of transfers and exchanges of the Investor Notes as herein provided. The Indenture Trustee is hereby initially appointed Transfer Agent and Registrar for the purposes of registering the Investor Notes and transfers and exchanges of the Investor Notes as herein provided. Any reference in the Indenture to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context otherwise requires.

         If a Person other than the Indenture Trustee is appointed by the Issuer as the Transfer Agent and Registrar, (a) the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Transfer Agent and Registrar and of the location, and any change in the location, of the Transfer Agent and Register, and the Indenture Trustee shall have the right to inspect the Transfer Agent and Register at all reasonable times and to obtain copies thereof and (b) such Person shall be permitted to resign as Transfer Agent and Registrar upon 30 days' written notice to the Indenture Trustee; provided, however, that such resignation shall not be effective and such Person shall continue to perform its duties as Transfer Agent and Registrar until the Indenture Trustee has appointed a successor Transfer Agent and Registrar with the

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consent of the Issuer. If the Person that is acting as the Indenture Trustee is also acting as the Transfer Agent and Registrar, then such Person shall be permitted to resign as Transfer Agent and Registrar as and when such Person resigns as Indenture Trustee pursuant to the terms hereof.

         An institution succeeding to the corporate agency business of the Transfer Agent and Registrar shall continue to be the Transfer Agent and Registrar without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Transfer Agent and Registrar.

         The Transfer Agent and Registrar shall maintain in The City of New York (and, if so specified in the related Indenture Supplement for any Series of Investor Notes, any other city designated in such Indenture Supplement) an office or offices or agency or agencies where Investor Notes may be surrendered for registration of transfer or exchange. The Transfer Agent and Registrar initially designates its corporate trust office located at 450 West 33rd Street, New York, New York 10001-2697 as its office for such purposes. The Transfer Agent and Registrar shall give prompt written notice to the Indenture Trustee, the Issuer and to the Investor Noteholders of any change in the location of such office or agency.

         Upon surrender for registration of transfer of any Investor Note at the office or agency of the Transfer Agent and Registrar, if the requirements of
SECTION 2.4(b) and Section 8-401(a) of the UCC are met, the Issuer shall execute and after the Issuer has executed, the Indenture Trustee shall authenticate and (if the Transfer Agent and Registrar is different than the Indenture Trustee, then the Transfer Agent and Registrar shall) deliver to the Investor Noteholder, in the name of the designated transferee or transferees, one or more new Investor Notes, in any authorized denominations and a like aggregate principal amount.

         Whenever any Investor Notes of any Series are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute and after the Issuer has executed, the Indenture Trustee shall authenticate and (if the Transfer Agent and Registrar is different than the Indenture Trustee, then the Transfer Agent and Registrar shall) deliver to the Investor Noteholder, the Investor Notes which the Investor Noteholder making the exchange is entitled to receive.

         All Investor Notes issued upon any registration of transfer or exchange of the Investor Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Investor Notes surrendered upon such registration of transfer or exchange.

         Every Investor Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and (ii) accompanied by such other documents as the Indenture Trustee may require.


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


         The preceding provisions of this SECTION 2.4 notwithstanding, the Indenture Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Investor Note of any Series for a period of 15 days preceding the due date for any payment in full of the Investor Notes of such Series.

         Unless otherwise provided in the related Indenture Supplement, no service charge shall be made for any registration of transfer or exchange of Investor Notes, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Notes.

         All Investor Notes surrendered for registration of transfer and exchange shall be canceled by the Transfer Agent and Registrar and disposed of in a manner satisfactory to the Indenture Trustee.

         The Issuer shall execute and deliver to the Indenture Trustee or the Transfer Agent and Registrar, as applicable, Investor Notes in such amounts and at such times as are necessary to enable the Indenture Trustee to fulfill its responsibilities under this Base Indenture and the Investor Notes.

         (b) Unless otherwise provided in the related Indenture Supplement, registration of transfer of Investor Notes containing a legend relating to the restrictions on transfer of such Investor Notes (which legend shall be set forth in the Indenture Supplement relating to such Investor Notes) shall be effected only if the conditions set forth in such related Indenture Supplement are satisfied.

         SECTION 2.5. MUTILATED, DESTROYED, LOST OR STOLEN INVESTOR NOTES.

         If (a) any mutilated Investor Note is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Investor Note and (b) there is delivered to the Transfer Agent and Registrar and the Indenture Trustee such security or indemnity as may be reasonably required by them to save each of them harmless, then provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and after the Issuer has executed, the Indenture Trustee shall authenticate and (unless the Transfer Agent and Registrar is different from the Indenture Trustee, in which case the Transfer Agent and Registrar shall) deliver (in compliance with applicable law), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Investor Note, a new Investor Note of like tenor and aggregate principal amount; provided, however, that if any such destroyed, lost or stolen Investor Note, but not a mutilated Investor Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Investor Note, the Issuer may pay such destroyed, lost or stolen Investor Note when so due or payable without surrender thereof. If, after the delivery of such replacement Investor Note or payment of a destroyed, lost or stolen Investor Note pursuant to the proviso to the preceding sentence, a purchaser for value of the original Investor Note in lieu of which such replacement Investor Note was issued presents for payment such original Investor Note, the Issuer, the Transfer Agent and Registrar and the Indenture Trustee shall be entitled to recover such replacement Investor Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Investor Note from such Person to whom such replacement


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


Investor Note was delivered or any assignee of such Person, except a purchaser for value, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Transfer Agent and Registrar or the Indenture Trustee in connection therewith.

         In connection with the issuance of any new Investor Note under this
Section 2.5, the Indenture Trustee or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee and the Transfer Agent and Registrar) connected therewith. Any duplicate Investor Note issued pursuant to this SECTION 2.5 shall constitute an original contractual obligation of the Issuer whether or not the lost, stolen or destroyed note shall be found at any time.

         SECTION 2.6. APPOINTMENT OF PAYING AGENT.

         (a) The Indenture Trustee may appoint a Paying Agent with respect to the Investor Notes. The Indenture Trustee hereby appoints Chase as the initial Paying Agent. The Paying Agent shall have the revocable power to withdraw funds and make distributions to Investor Noteholders from the appropriate account or accounts maintained for the benefit of Investor Noteholders as specified in this Base Indenture or the related Indenture Supplement for any Series pursuant to
ARTICLE V. The Indenture Trustee may revoke such power and remove the Paying Agent, if the Indenture Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under the Indenture in any material respect or for other good cause. The Indenture Trustee shall notify the Rating Agency of the removal of any Paying Agent. If the Person that is acting as the Indenture Trustee is also acting as the Paying Agent, then such Person shall be permitted to resign as Paying Agent as and when such Person resigns as Indenture Trustee pursuant to the terms hereof. If the Person acting as Paying Agent is not the Person acting as Indenture Trustee hereunder, such Person shall be permitted to resign as Paying Agent upon 30 days' written notice to the Indenture Trustee. In the event that any Paying Agent shall no longer be the Paying Agent, the Indenture Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company and may be the Indenture Trustee) with the consent of the Issuer. The provisions of Sections 10.1, 10.2, 10.3, 10.6, 10.8 and 10.9 shall apply to the Indenture Trustee also in the capacity of Paying Agent, for so long as the Indenture Trustee shall act as Paying Agent. Any reference in the Indenture to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         (b) The Indenture Trustee shall cause each Paying Agent (other than itself) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Investor Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Investor Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Investor Notes if at any time it ceases to meet the standards required to be met by the Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Investor Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

An institution succeeding to the corporate agency business of the Paying Agent shall continue to be the Paying Agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Paying Agent.

         (c) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Investor Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Investor Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment.

         SECTION 2.7. PERSONS DEEMED OWNERS.

         Prior to due presentation of an Investor Note for registration of transfer, the Indenture Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Investor Note is registered as the owner of such Investor Note for the purpose of receiving distributions pursuant to ARTICLE V (as described in any Indenture Supplement) and for all other purposes whatsoever, and neither the Indenture Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary.

         SECTION 2.8. TREASURY INVESTOR NOTES.

         In determining whether the Investor Noteholders of the required principal amount of Investor Notes have concurred in any direction, waiver or consent, Investor Notes owned by the Issuer or any Affiliate of the Issuer shall be considered as though they are not Outstanding, except that for the purpose of determining whether the Indenture Trustee shall be protected in relying on any such direction, waiver or consent, only Investor Notes of which a Responsible Officer of the Indenture Trustee has received written notice of such ownership shall be so disregarded. Absent written notice to a Responsible Officer of the Indenture Trustee of such ownership, the Indenture Trustee shall not be deemed to have knowledge of the identity of the individual beneficial owners of the Investor Notes.

         SECTION 2.9. PRINCIPAL AND INTEREST.

         (a) The principal of each Series of Investor Notes shall be payable at the times and in the amount set forth in the related Indenture Supplement and in accordance with SECTION 6.1.

         (b) Each Series of Investor Notes shall accrue interest as provided in the related Indenture Supplement and such interest shall be payable on each Payment Date for such Series in accordance with SECTION 6.1 and the related Indenture Supplement.

         (c) Except as provided in the following sentence, the Person in whose name any Investor Note is registered at the close of business on any Record Date with respect to a Payment Date for such Investor Note shall be entitled to receive the principal and interest payable on such Payment Date notwithstanding the cancellation of such Investor Note upon any registration of transfer, exchange or substitution of such Investor Note subsequent to such Record Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such Investor Note is payable.

         (d) If the Issuer defaults in the payment of interest on the Investor Notes of any Series, such interest, to the extent paid on any date that is more than five (5) Business Days after the applicable due date, shall, at the option of the Issuer, cease to be payable to the Persons who were Investor Noteholders of such Series at the applicable Record Date and the Issuer shall pay the defaulted interest in any lawful manner, plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Investor Noteholders of such Series on a subsequent special record date which date shall be at least five (5) Business Days prior to the payment date, at the rate provided in the Indenture and in the Investor Notes of such Series. The Issuer shall fix or cause to be fixed each such special record date and payment date, and at least 15 days before the special record date, the Issuer (or the Indenture Trustee, in the name of and at the expense of the Issuer) shall mail to Investor Noteholders of such Series a notice that states the special record date, the related payment date and the amount of such interest to be paid.

         SECTION 2.10. TAX TREATMENT.

         The Issuer has structured the Indenture and the Investor Notes have been (or will be) issued with the intention that the Investor Notes will qualify under applicable tax law as indebtedness of the Issuer and any entity acquiring any direct or indirect interest in any Investor

Note by acceptance of its Investor Notes agrees to treat the Investor Notes for purposes of Federal, state and local and income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

                                  ARTICLE III

                                    SECURITY

         SECTION 3.1. GRANT OF SECURITY INTEREST.

         (a) To secure the Issuer Obligations, the Issuer hereby grants to the Indenture Trustee, for the benefit of the Investor Noteholders, a security interest in all of the Issuer's right, title and interest in and to all of the Issuer's assets, property and interests in property of any kind or nature whatsoever whether now or hereafter existing, acquired or created (all of the foregoing being referred to as the "COLLATERAL"), including without limitation, all right, title and interest of the Issuer in the following property and interests in property:

                  (i) all Receivables and all Related Property with respect thereto, including those existing on the Initial Closing Date and all Receivables thereafter arising from time to time and the Related Property with respect thereto;

                  (ii) all Collections;

                  (iii) all payment, enforcement and other rights (including rescission, replevin or reclamation), but none of the obligations, relating to any Receivable or arising therefrom;

                  (iv) the Receivables Purchase Agreement, including, without limitation, all of the Issuer's rights, remedies, powers, interests and privileges under the Receivables Purchase Agreement (whether arising pursuant to the terms thereof or otherwise available to the Issuer), including, without limitation, the right to enforce the Receivables Purchase Agreement, to give or withhold any and all consents, requests, notices, directions, approvals or waivers thereunder and all amounts due and to become due thereunder, whether payable as indemnities or damages for breach thereof;

                  (v) the Collection Agency Agreement, including, without limitation, all of the Issuer's rights, remedies, powers, interests and privileges under the Collection Agency Agreement (whether arising pursuant to the terms thereof or otherwise available to the Issuer), including, without limitation, the right to enforce the Collection Agency Agreement, to give or withhold any and all consents, requests, notices, directions, approvals or waivers thereunder and all amounts due and to become due thereunder, whether payable as indemnities or damages for breach thereof;

                  (vi) the right, title and interest of the Seller in the Dunlop Receivables Purchase Agreement, including, without limitation, all of the Seller's rights, remedies, powers, interests and privileges under the Dunlop Receivables

         Purchase Agreement (whether arising pursuant to the terms thereof or otherwise available to the Issuer), including, without limitation, the right to enforce the Dunlop Receivables Purchase Agreement, to give or withhold any and all consents, requests, notices, directions, approvals or waivers thereunder and all amounts due and to become due thereunder, whether payable as indemnities or damages for breach thereof;

                  (vii) the Collection Account and all monies on deposit from time to time in the Collection Account and all proceeds thereof (including any Permitted Investments purchased with monies from any account held for the benefit of the Issuer or the Investor Noteholders and any investment earnings thereon);

                  (viii) the Lock-Box Accounts and all cash, checks and other negotiable instruments, funds and other evidences of payment held therein;

                  (ix) each Series Account and all monies on deposit from time to time in such Series Account and all proceeds thereof (including any Permitted Investments purchased with monies from any account held for the benefit of the Issuer or the Investor Noteholders and any investment earnings thereon);

                  (x) all additional property that may from time to time hereafter (pursuant to the terms of any Indenture Supplement or otherwise) be subjected to the grant of a security interest by the Issuer to the Indenture Trustee for the benefit of the Investor Noteholders; and

                  (xi) all proceeds of any and all of the foregoing including, without limitation, all present and future claims, demands, causes of action and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         (b) The foregoing grant is made in trust to secure the Issuer Obligations and to secure compliance with the provisions of this Base Indenture and any Indenture Supplement, all as provided in the Indenture. The Indenture Trustee, as Indenture Trustee on behalf of the Investor Noteholders, acknowledges such grant, accepts the trusts under this Base Indenture in accordance with the provisions of this Base Indenture. The Collateral shall secure the Investor Notes equally and ratably without prejudice, priority or distinction (except, with respect to any Series of Investor Notes, as otherwise stated in the applicable Indenture Supplement).

         SECTION 3.2. PROTECTION OF THE COLLATERAL.

         The Issuer agrees that it will, and will cause the Seller to, from time to time, at its expense, promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Indenture Trustee may reasonably request at the direction of the Holders of a Majority in Interest of any Series of Outstanding Investor Notes in order to perfect or protect the lien of this Base Indenture in the Collateral, defend its title to the Collateral or to enable the Indenture Trustee to exercise or enforce any of its rights hereunder. Without limiting the foregoing, the Issuer will, and will cause the Seller to, in order to accurately reflect the transactions contemplated by the Transaction Documents, (x) execute and file such financing or continuation statements or amendments thereto or assignments thereof as may be reasonably requested by the Indenture Trustee for the benefit of the Investor Noteholders and (y) mark its respective master data processing records and other documents with a legend describing the conveyance to the Issuer (in the case of the Seller) of the Receivables and the Related Property with respect thereto and the granting of the security in the Collateral to the Indenture Trustee for the benefit of the Investor Noteholders. The Indenture Trustee shall sign continuation statements and amendments thereto and assignments thereof prepared by and at the expense of the Issuer; provided, however, the Indenture Trustee shall have no duty to see to the maintenance of any recording or filing of any financing statements. The Issuer shall not, and shall not permit the Seller to, change its name, identity or corporate structure (within the meaning of Section 9-402(7) of the UCC), or relocate its respective chief executive office or any office where Records are kept unless it shall have: (i) given the Indenture Trustee at least thirty (30) days' prior written notice thereof and (ii) prepared at the Issuer's expense and delivered to the Indenture Trustee all financing statements, instruments and other documents necessary to preserve and protect the lien of this Base Indenture in the Collateral or reasonably requested by the Indenture Trustee in connection with such change or relocation. Any filings under the UCC or otherwise that are occasioned by such change in name or location shall be made by, and at the expense of, the Issuer.

         SECTION 3.3. TRANSACTION DOCUMENTS.

         Promptly following a request from the Indenture Trustee, acting at the direction of the Holders of a Majority in Interest of any Series of Outstanding Investor Notes, to do so and at the Issuer's expense, the Issuer agrees to take all such lawful action as permitted under this Base Indenture as the Indenture Trustee may request to compel or secure the performance and observance by the Seller, the Collection Agent or Dunlop of its obligations under the Transaction Documents, in each case in accordance with the applicable terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under the Transaction Documents against the Seller, the Collection Agent or Dunlop to the extent and in the manner directed by the Indenture Trustee, including, without limitation, the transmission of notices of default and the institution of legal or administrative actions or proceedings, to compel or secure performance by each of the Seller, the Collection Agent or Dunlop of their respective obligations thereunder. If (i) the Issuer shall have failed, within 30 days of receiving any such request of the Indenture Trustee, to take commercially reasonable action to accomplish such requests of the Indenture Trustee, (ii) the Issuer refuses to take any such action, or (iii) the Indenture Trustee reasonably determines that such action must be taken immediately, the Indenture Trustee may take such previously requested action and any related action permitted under the Indenture which the Indenture Trustee thereafter reasonably determines is appropriate to compel or secure the performance and observance by the Seller, the Collection Agent or Dunlop of its obligations under the Transaction Documents (without the need under this provision or any other provision under the Indenture to direct the Issuer to take such action), on behalf of the Issuer and the Investor Noteholders.

         SECTION 3.4. RELEASE OF COLLATERAL.

         (a) The Indenture Trustee shall when required by the provisions of this Base Indenture promptly execute instruments prepared by and at the expense of the Issuer to release property from the lien of this Base Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of the Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this SECTION 3.4 shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (b) The Indenture Trustee shall, at such time as there are no Investor Notes Outstanding and each Indenture Supplement shall have terminated in accordance with its terms, release any remaining portion of the Collateral that secured the Investor Notes from the lien of this Base Indenture and release to the Issuer any funds then on deposit in the Issuer Accounts. The Indenture Trustee shall release property from the lien of this Base Indenture pursuant to this SECTION 3.4(b) only upon receipt of an Issuer Order accompanied by an Officer's Certificate.

         SECTION 3.5. STAMP, OTHER SIMILAR TAXES AND FILING FEES.

         The Issuer shall indemnify and hold harmless the Indenture Trustee and each Investor Noteholder from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with the Indenture or any Collateral. The Issuer shall pay, or reimburse the Indenture Trustee for, any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or determined to be payable in respect of the execution, delivery, performance and/or enforcement of the Indenture.

                                   ARTICLE IV

                                     REPORTS

         SECTION 4.1. COLLECTION AGENT REPORTS.

         The Issuer will deliver or cause to be delivered to the Indenture
Trustee:

                   (i) after the occurrence and during the continuance of a Downgrade Event, prior to 1:00 p.m., New York City time, on each Weekly Reporting Date, a written report with respect to each Series of Outstanding Investor Notes, setting forth the information required to be set forth therein under the Collection Agency Agreement and the related Indenture Supplement (a

        "WEEKLY REPORT") prepared and delivered by the Collection Agent to the Issuer pursuant to Section 4.2 of the Collection Agency Agreement;

                   (ii) on the second Business Day prior to each Settlement Date a Monthly Settlement Report with respect to each Series of Outstanding Investor Notes setting forth the information required to be set forth therein under the Collection Agency Agreement and the related Indenture Supplement prepared and delivered by the Collection Agent to the Issuer pursuant to Section 4.1 of the Collection Agency Agreement;

                   (iii) not later than 120 days after the end of each fiscal year and not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of a compliance certificate (a "COMPLIANCE CERTIFICATE") prepared and delivered by the Collection Agent pursuant to the Collection Agency Agreement, setting forth the information required to be set forth therein under Section
         4.4 of the Collection Agency Agreement;

                   (iv) on or before March 31 of each year, a copy of an annual servicing report (an "ANNUAL COLLECTION AGENT REPORT") prepared by the Collection Agent's independent auditors in accordance with the Collection Agency Agreement, setting forth the information required to be set forth therein under Section 4.5 of the Collection Agency Agreement;

                   (v) promptly upon the delivery by the Collection Agent to the Issuer, a copy of any other information, reports or other materials required to be delivered by the Collection Agent to the Issuer pursuant to the Collection Agency Agreement or by the Seller to the Issuer pursuant to the Receivables Purchase Agreement; and

                   (vi) from time to time such additional information regarding the Receivables and the financial position, results of operations or business of the Collection Agent as the Indenture Trustee may reasonably request to the extent that the Collection Agent delivers such information to the Issuer pursuant to the Collection Agency Agreement.

                   SECTION 4.2. REPORTS BY THE ISSUER.

         (a) Unless otherwise specified in the related Indenture Supplement, on each Settlement Date, the Issuer shall deliver to the Indenture Trustee or the Paying Agent and the Indenture Trustee or the Paying Agent, as the case may be, shall forward to each Investor Noteholder of each Outstanding Series of Investor Notes the Monthly Settlement Statement with respect to such Series.

         (b) As soon as available, but in any event within 120 days after the end of each fiscal year of the Issuer, the Issuer shall deliver to the Indenture Trustee or the Paying Agent and the Indenture Trustee or the Paying Agent, as the case may be, shall forward to each Investor Noteholder of each Outstanding Series a copy of the financial statements of the Issuer at the end of such year prepared in accordance with GAAP and certified by an Authorized Officer of the Issuer.

         (c) Unless otherwise specified in the related Indenture Supplement, on or before January 31 of each calendar year, beginning with calendar year 2002, the Indenture Trustee or the Paying Agent shall furnish to each Person who at any time during the preceding calendar year was an Investor Noteholder of a Series of Investor Notes a statement prepared by or on behalf of the Issuer containing the information which is required to be contained in the Monthly Settlement Statements with respect to such Series of Investor Notes aggregated for such calendar year or the applicable portion thereof during which such Person was an Investor Noteholder, together with such other customary information (consistent with the treatment of the Investor Notes as debt) as the Issuer deems necessary or desirable to enable the Investor Noteholders to prepare their tax returns (each such statement, an "ANNUAL INVESTOR NOTEHOLDERS' TAX STATEMENT"). Such obligations of the Issuer to prepare and the Indenture Trustee or the Paying Agent to distribute the Annual Investor Noteholders' Tax Statement shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee or the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                                   ARTICLE V

                    ALLOCATION AND APPLICATION OF COLLECTIONS

         SECTION 5.1. COLLECTION ACCOUNT.

         (a) ESTABLISHMENT OF COLLECTION ACCOUNT. The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee, for the benefit of the Investor Noteholders, an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Investor Noteholders (the "Collection Account"). If at any time the Indenture Trustee obtains knowledge that the Collection Account is no longer an Eligible Deposit Account, the Indenture Trustee shall, within 30 days of obtaining such knowledge, establish a new Collection Account that is an Eligible Deposit Account and transfer into the new Collection Account all cash and investments from the non-qualifying Collection Account. Initially, the Collection Account will be established with Chase. Subject to the terms of this Base Indenture and each Indenture Supplement, the Indenture Trustee shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Collection Account and the proceeds thereof as secured party for the benefit of the Investor Noteholders. The Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Investor Noteholders.

         (b) SERIES ACCOUNTS. If so provided in the related Indenture Supplement, the Indenture Trustee, for the benefit of the Investor Noteholders, shall cause to be established and maintained one or more Series Accounts and/or administrative sub-accounts of the Collection Account (each a "SERIES COLLECTION SUBACCOUNT") to facilitate the proper allocation of Collections in accordance with the terms of such Indenture Supplement. Each such Series Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Noteholders of such Series. Each such Series Account will be an Eligible Deposit

Account, if so provided in the related Indenture Supplement, and will have the other features and be applied as set forth in the related Indenture Supplement.

         (c) ADMINISTRATION OF THE COLLECTION ACCOUNT. The Issuer shall instruct the institution maintaining the Collection Account in writing to invest the funds on deposit in the Collection Account in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the Transfer Date related to the Settlement Period in which such funds were processed for collection, or if so specified in the related Indenture Supplement, on the immediately succeeding Payment Date. All such Permitted Investments will be credited to the Collection Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Indenture Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Indenture Trustee pending maturity or disposition; and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Indenture Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee pending maturity or disposition. The Indenture Trustee shall take such action as is required to maintain the Indenture Trustee's security interest in the Permitted Investments credited to the Collection Account. In the absence of written investment instructions hereunder, funds on deposit in the Collection Account shall remain uninvested. Neither the Issuer nor the Indenture Trustee shall dispose of (or, to the extent of its authority, permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment.

         SECTION 5.2. COLLECTION OF MONEY.

         Except as otherwise provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to the Indenture. The Indenture Trustee shall apply all such money received by it as provided in the Indenture. To the extent provided in this Base Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Base Indenture or any Indenture Supplement and any right to proceeds thereafter as provided in ARTICLE IX.

         SECTION 5.3. COLLECTIONS AND ALLOCATIONS.

         (a) COLLECTIONS IN GENERAL. Until this Base Indenture is terminated pursuant to SECTION 11.1, the Issuer shall, and the Indenture Trustee is authorized to, cause all Collections due and to become due to the Issuer or the Indenture Trustee, as the case may be, under or in connection with the Collateral to be paid to the Indenture Trustee for deposit into the Collection Account in accordance with the terms of, and under the circumstances provided under, this SECTION 5.3. The Issuer agrees that if any Collections shall be received by the Issuer in an account other than the Collection Account, the Issuer shall promptly cause such monies, instruments, cash and other proceeds not to be commingled with any of the Issuer's other funds or property, if any, to be held separate and apart therefrom and to be held in trust by the Issuer for, and promptly remitted to, the Indenture Trustee, with any necessary endorsement. All monies, instruments, cash and other proceeds remitted to the Indenture Trustee in accordance with the terms of, and under the circumstances provided under, this Section 5.3 shall be immediately deposited in the Collection Account and shall be applied as provided in this ARTICLE V.

         (b) DAILY COLLECTIONS.


                  (i) Except as otherwise provided in SECTION 5.3(c), the Collection Agent shall transfer all Collections received in the Lock-Box Accounts in the form of available funds to the Collection Account promptly following receipt by the Collection Agent, but in no event later than the Business Day following such receipt.

                  (ii) On each Business Day on which funds are deposited in the Collection Account (or if such funds are deposited after 3:00 p.m., New York City time, on such date, then on the next Business Day), the Indenture Trustee shall (in accordance with written directions received from the Collection Agent) allocate the funds deposited into the Collection Account on such Business Day, to the respective Series Collection Subaccounts in accordance with the respective Indenture Supplements, an amount equal to the product of (x) the Invested Percentage for each Series of Outstanding Investor Notes and (y) the amount of funds deposited into the Collection Account on such Business Day.

                  (iii) On each Business Day on which funds are deposited in the Collection Account (or if such funds are deposited after 3:00 p.m., New York City time, on such date, then on the next Business Day), the Indenture Trustee shall (in accordance with written directions received from the Collection Agent) distribute to the Issuer from the funds deposited into the Collection Account on such Business Day, the remaining funds, if any, deposited in the Collection Account on such Business Day, after giving effect to allocations to be made pursuant to paragraph (ii) of this Section 5.3(b).

         (c) EXCEPTIONS TO DAILY DEPOSIT REQUIREMENTS. Notwithstanding anything in this Base Indenture to the contrary, (i) the Collection Agent shall deposit into the Collection Account Collections received by the Collection Agent on any Business Day that would be allocated to a particular Series of Outstanding Investor Notes in accordance with SECTION 5.3(b)(ii) only to the extent and under the circumstances provided in the related Indenture Supplement and (ii) the Collection Agent shall not be required to deposit into the Collection Account Collections received by the Collection Agent that are distributable to the Issuer in accordance with SECTION 5.3(b)(iii) but shall pay such amounts to or at the direction of the Issuer.

         (d) SHARING COLLECTIONS. In the manner described in the related Indenture Supplement, to the extent that Collections that are allocated to any Series are not needed to make payments to Investor Noteholders of such Series or required to be deposited in a Series Collection Subaccount or Series Account for such Series on any Settlement Date, such Collections may, at the direction of the Issuer, be applied to cover principal payments due to or for the benefit of Investor Noteholders of another Series. Any such reallocation will not result in a reduction in the Invested Amount of the Series to which such Collections were initially allocated.

         (e) SET-OFF. If the Issuer shall fail to make a payment when due as provided in this Base Indenture or any Indenture Supplement, the Indenture Trustee may set off and apply any amounts otherwise payable to the Issuer hereunder or under any Indenture Supplement. The Issuer hereby waives demand, notice or declaration of such set-off and application; provided that notice will promptly be given to the Issuer of such set-off.

[THE REMAINDER OF ARTICLE V IS RESERVED AND MAY BE SPECIFIED IN ANY INDENTURE SUPPLEMENT WITH RESPECT TO ANY SERIES.]

                                   ARTICLE VI

                                  DISTRIBUTIONS

         SECTION 6.1. DISTRIBUTIONS IN GENERAL.

         (a) Unless otherwise specified in the applicable Indenture Supplement, amounts payable to an Investor Noteholder hereunder shall be payable by wire transfer of immediately available funds released by the Indenture Trustee or the Paying Agent from the Collection Account or the applicable Series Account no later than 12:00 Noon, New York City time, on the Payment Date for credit to the account of the Person or Persons specified in the applicable Indenture Supplement.

         (b) Unless otherwise specified in the applicable Indenture Supplement
(i) all distributions to Investor Noteholders of all classes within a Series of Investor Notes will have the same priority and (ii) in the event that on any date of determination the amount available to make payments to the Investor Noteholders of a Series is not sufficient to pay all sums required to be paid to such Investor Noteholders on such date, then each class of Investor Noteholders will receive its ratable share (based upon the aggregate amount due to such class of Investor Noteholders) of the aggregate amount available to be distributed in respect of the Investor Notes of such Series.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         The Issuer hereby represents and warrants, for the benefit of the Indenture Trustee and the Investor Noteholders, as follows as of each Series Closing Date:


         SECTION 7.1. EXISTENCE AND POWER.

         The Issuer (a) is a special purpose limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations make such qualification necessary or which shall be necessary to protect the validity and enforceability of the Indenture, the Investor Notes or any instrument or agreement included in the Collateral, and (c) has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by the Indenture and the other Transaction Documents.

         SECTION 7.2. GOVERNMENTAL AUTHORIZATION.

         The execution, delivery and performance by the Issuer of the Indenture and the other Transaction Documents to which it is a party (a) is within the Issuer's power, has been duly authorized by all necessary action, (b) requires no consent or action by or in respect of, or filing with, any governmental body, agency or official which has not been obtained and (c) does not contravene, or constitute a default under, any Requirement of Law or any agreement or instrument binding on it or result in the creation or imposition of any Adverse Claim on any of the Collateral, except for the liens created by the Indenture or the other Transaction Documents. The Indenture and each of the other Transaction Documents to which the Issuer is a party has been executed and delivered by a duly authorized officer of the Issuer.

         SECTION 7.3. BINDING EFFECT.

                  The Indenture and each other Transaction Document to which it is a party is a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

         SECTION 7.4. COLLATERAL.

         (a) The Issuer is the owner of the Receivables and the Related Property with respect thereto, free and clear of all Adverse Claims (other than Permitted Liens).

         (b) This Base Indenture constitutes a valid and continuing security interest in the Collateral in favor of the Indenture Trustee on behalf of the Investor Noteholders, which security interest is a first priority perfected security interest in the Collateral (except to the extent that any of the Related Property included in the Collateral constitutes property a security interest in which may not be perfected by filing a financing statement under the UCC in the Applicable Jurisdictions) and is enforceable as such as against creditors of and purchasers from the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing.

         (c) All action necessary (including the filing of UCC-1 financing statements) to protect and perfect the Indenture Trustee's security interest in the Collateral now in existence and hereafter acquired or created has been duly and effectively taken and all filing fees and taxes, if any, payable in connection with such filings have been paid in full, except that not all action has been taken to perfect the Indenture Trustee's security interest in the Collateral to the extent that such Collateral constitutes property a security interest in which may not be perfected by filing a financing statement under the UCC in the Applicable Jurisdictions.

         (d) No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing the Issuer as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by the Issuer in favor of the Indenture Trustee on behalf of the Investor Noteholders in connection with this Base Indenture.

         (e) Except for a change made pursuant to Section 8.20, the Issuer's principal place of business and chief executive office shall be at: 1201 East Market Street, Akron, OH, 44305-4017 and the place where its records concerning the Collateral are kept is at: 1201 East Market Street, Akron, OH, 44305-4017 and 200 John James Audobon Parkway, West Amherst, NY, 14228. The Issuer does not transact, and has not transacted, business under any other name. The Issuer is organized under the laws of Delaware.

         SECTION 7.5. FINANCIAL INFORMATION; OTHER INFORMATION.

         (a) All financial statements and other financial data which have been or shall hereafter be furnished by the Issuer to the Indenture Trustee pursuant to SECTION 4.2(b) have been and will be prepared in accordance with GAAP.

         (b) All certificates, reports, statements, documents and other information furnished to the Indenture Trustee by or on behalf of the Issuer pursuant to any provision of the Indenture or any Transaction Document, or in connection with or pursuant to any amendment or modification of, or waiver under, the Indenture or any Transaction Document, shall, at the time the same are so furnished, be complete and correct to the extent necessary to give the Indenture Trustee true and accurate knowledge of the subject matter thereof in all material respects, and the furnishing of the same to the Indenture Trustee shall constitute a representation and warranty by the Issuer made on the date the same are furnished to the Indenture Trustee to the effect specified herein.

         SECTION 7.6. TAX FILINGS AND EXPENSES.

         The Issuer has filed all federal, state and local tax returns and all other tax returns which, to the knowledge of the Issuer, are required to be filed by the Issuer (whether informational returns or not), and has paid all taxes due, if any, pursuant to said returns or pursuant to any assessment received by the Issuer, except such taxes, if any, as are being contested in good faith and for which adequate reserves have been set aside on its books in accordance with GAAP. The Issuer has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign limited liability company authorized to do business in each State in which it is required to so qualify.

         SECTION 7.7. LITIGATION.

         There is no action, suit or proceeding pending against or, to the knowledge of any officer of the Issuer, threatened against or affecting the Issuer before any court or arbitrator or any Governmental Authority that could reasonably be expected to, individually or in the aggregate, materially adversely affect the financial position, results of operations, business, properties, performance, prospects or condition (financial or otherwise) of the Issuer or which in any manner draws into question the validity or enforceability of this Base Indenture, any Indenture Supplement or any other Transaction Document or the ability of the Issuer to perform its obligations hereunder or thereunder.

         SECTION 7.8. REGULATIONS T, U AND X.

         The proceeds of the Investor Notes will not be used to purchase or carry any "margin stock" (as defined or used in the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof). The Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock.

         SECTION 7.9. CREDIT AND COLLECTION POLICY.

         Since the Initial Closing Date, there have been no material changes in the Credit and Collection Policy, other than as permitted by Section 5.3(b) of the Receivables Purchase Agreement and Section 4.7(b) of the Collection Agency Agreement. Since such date, no material adverse change has occurred in the overall rate of collection of the Receivables.

         SECTION 7.10. COLLECTIONS.

         Since the Initial Closing Date, there has been no material adverse change in the ability of the Collection Agent to service and collect the Receivables.

         SECTION 7.11. INVESTMENT COMPANY ACT.

         The Issuer is not, and is not controlled by, an "investment company" within the meaning of, and is not required to register as an "investment company" under, the Investment Company Act of 1940.

         SECTION 7.12. NO ERISA LIENS.

         The Issuer and each of its ERISA Affiliates is in compliance in all material respects with ERISA, and no lien exists in favor of the PBGC on any of the Collateral.

         SECTION 7.13. LOCK-BOX ACCOUNTS.

         The names and addresses of all the Lock-Box Banks, together with the account numbers of the Lock-Box Accounts at such Lock-Box Banks, are specified in Exhibit A to the

Collection Agency Agreement (or at such other Lock-Box Banks and/or with such other Lock-Box Accounts as have been notified to the Indenture Trustee and for which Lock-Box Agreements have been executed in accordance with Section 2.3 of the Collection Agency Agreement and delivered to the Indenture Trustee). All Obligors have been instructed to make payment to a Lock-Box Account, and only Collections are deposited into the Lock-Box Accounts.

         SECTION 7.14. TRANSFERS UNDER RECEIVABLES PURCHASE AGREEMENT.

         Each Receivable that has been transferred to the Issuer by the Seller has been purchased by the Issuer from the Seller pursuant to, and in accordance with, the terms of the Receivables Purchase Agreement. The Issuer shall have given reasonably equivalent value to the Seller in consideration for the transfer to the Issuer of the Receivables and Related Property with respect thereto, and each such transfer shall not have been made for or on account of an antecedent debt owed by the Seller to the Issuer, and no such transfer is or may be voidable under any Section of the Bankruptcy Code.

         SECTION 7.15. SOLVENCY.

         Both before and after giving effect to the transactions contemplated by this Base Indenture and the other Transaction Documents, the Issuer is solvent within the meaning of the Bankruptcy Code and the Issuer is not the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law and no Insolvency Event has occurred with respect to the Issuer.

         SECTION 7.16. BINDING EFFECT OF RECEIVABLES PURCHASE AGREEMENT.


         The Receivables Purchase Agreement and the Dunlop Receivables Purchase Agreement are each in full force and effect and there are no outstanding events of default thereunder nor have events occurred which, with the giving of notice, the passage of time or both, would constitute a Purchase Termination Event.

         SECTION 7.17. NON-EXISTENCE OF OTHER AGREEMENTS.

                  Other than as permitted by SECTION 8.23, (i) the Issuer is not a party to any contract or agreement of any kind or nature and (ii) the Issuer is not subject to any obligations or liabilities of any kind or nature in favor of any third party, including, without limitation, Contingent Obligations. The Issuer has not engaged in any activities since its formation (other than those incidental to its formation and other appropriate actions including the authorization and the issue of the initial Series of Investor Notes, the execution of the Transaction Documents to which it is a party and the performance of the activities referred to in or contemplated by such agreements).

         SECTION 7.18. SUBSIDIARIES.

         The Issuer has no Subsidiaries.

                                  ARTICLE VIII

                                    COVENANTS

         SECTION 8.1. PAYMENT OF INVESTOR NOTES.

         The Issuer shall pay the principal of (and premium, if any) and interest on the Investor Notes pursuant to the provisions of this Base Indenture and any applicable Indenture Supplement. Principal and interest shall be considered paid on the date due if the Paying Agent holds on that date money designated for and sufficient to pay all principal and interest then due.

         SECTION 8.2. PAYMENT OF OBLIGATIONS.

         The Issuer will pay and discharge, at or before maturity, all of its material obligations and liabilities, including, without limitation, tax liabilities and other governmental claims, except where the same may be contested in good faith by appropriate proceedings, and will maintain, in accordance with GAAP, reserves as appropriate for the accrual of any of the same.

         SECTION 8.3. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.

         The Issuer will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware and will obtain and preserve its qualification to do business under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations make such qualification necessary or which shall be reasonably necessary to protect the validity and enforceability of the Indenture, the Investor Notes or any instrument or agreement included in the Collateral.

         SECTION 8.4. COMPLIANCE WITH LAWS.

         The Issuer will comply in all respects with all Requirements of Law and all applicable laws, ordinances, rules, regulations, and requirements of Governmental Authorities (including, without limitation, ERISA and the rules and regulations thereunder) except where such noncompliance would not materially and adversely affect the condition, financial or otherwise, operations, performance, properties or prospects of the Issuer or its ability to carry out the transactions contemplated in the Indenture and each other Transaction Document; provided, however, such noncompliance will not result in an Adverse Claim (other than a Permitted Lien) on the Collateral.

         SECTION 8.5. INSPECTION OF PROPERTY, BOOKS AND RECORDS.

         The Issuer will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to the Collateral and its business activities in accordance with GAAP; and will permit the Indenture Trustee to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors, employees and independent public accountants, all at such reasonable times upon reasonable notice and as often as may reasonably be requested.

         SECTION 8.6. COLLATERAL.

         (a) Except as permitted under the Credit and Collection Policy, the Issuer will not take any action and will use its commercially reasonable efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Indenture, any other Transaction Document or such other instrument or agreement.

         (b) The Issuer shall not waive any breach or agree to any amendment, modification or supplement of any Transaction Document without the consent of a Majority in Interest of each Series of Outstanding Investor Notes.

         (c) After the occurrence of a Purchase Termination Event, the Issuer shall terminate its obligation to purchase Receivables from the Seller pursuant to Section 6.1 of the Receivables Purchase Agreement only at the written request of the Indenture Trustee acting at the direction of the Holders of a Majority in Interest of each Series of Outstanding Investor Notes.

         SECTION 8.7. NOTICE OF DEFAULTS.

         As soon as possible and in any event within 2 Business Days after becoming aware of any Potential Purchase Termination Event, Purchase Termination Event, Potential Termination Event, Termination Event, Collection Agent Termination Event, Event of Default or Default under any of the Transaction Documents, the Issuer shall give the Indenture Trustee written notice thereof, together with an Officer's Certificate, setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Issuer.

         SECTION 8.8. NOTICE OF MATERIAL PROCEEDINGS.

         As soon as possible and in any event within 2 Business Days after becoming aware thereof, the Issuer shall give the Indenture Trustee written notice of the commencement or existence of any proceeding by or before any Governmental Authority against or affecting the Issuer which is reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), results of operations, properties, performance or prospects of the Issuer or the ability of the Issuer to perform its obligations under the Indenture or under any other Transaction Document to which it is a party.

         SECTION 8.9. NOTICE OF REPORTABLE EVENT.

         As soon as possible and in any event within 2 Business Days after the filing or receiving thereof, copies of all reports and notices with respect to any reportable event (as defined in Article IV of ERISA) which the Issuer, the Seller or any ERISA Affiliate of the Issuer or the Seller files under ERISA with the Internal Revenue Service, the PBGC or the U.S. Department of Labor which might constitute grounds for termination of the related plan under Article IV of ERISA or which the Issuer, the Seller or any ERISA Affiliate of the Issuer or the Seller knows that the plan administrator of any plan has given or is required to give to the PBGC or which the Issuer, the Seller or any ERISA Affiliates of the Issuer or the Seller receives from the Internal Revenue Service, the PBGC or the U.S. Department of Labor.

         SECTION 8.10. ANNUAL OPINION OF COUNSEL.

         On or before March 31 of each calendar year, commencing with March 31, 2002, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Base Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the perfection of the lien and security interest created by this Base Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Base Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Base Indenture until March 31 in the following calendar year.

         SECTION 8.11. PERFORMANCE AND COMPLIANCE WITH CONTRACTS.

         The Issuer will cause the Seller pursuant to Section 5.1(f) of the Receivables Purchase Agreement to timely and fully perform and comply in all material respects with all material provisions, covenants and other promises required to be observed by the Seller under the Contracts related to the Receivables.

         SECTION 8.12. COMPLIANCE WITH CREDIT AND COLLECTION POLICY.

         The Issuer will cause the Seller pursuant to Section 5.1(f) of the Receivables Purchase Agreement and the Collection Agent pursuant to Section 2.2 of the Collection Agreement to comply in all material respects with the Credit and Collection Policy in respect of the Receivables and the related Contracts.

         SECTION 8.13. USE OF PROCEEDS OF INVESTOR NOTES.

         The Issuer will use the net proceeds of each Series of Investor Notes in accordance with the provisions of the related Indenture Supplement.

         SECTION 8.14. ADVERSE CLAIMS.

         The Issuer will not create, incur, assume or permit to exist any Adverse Claim upon any of the Collateral, other than Permitted Liens.

         SECTION 8.15. OTHER INDEBTEDNESS.

         The Issuer will not create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness other than (i) Indebtedness hereunder and (ii) Indebtedness permitted under any other Transaction Document.

         SECTION 8.16. MERGERS.

         The Issuer will not merge or consolidate with or into any other Person.

         SECTION 8.17. SALES OF COLLATERAL.

         The Issuer will not sell, lease, transfer, liquidate or otherwise dispose of any of the Collateral, except as contemplated by the Transaction Documents.

         SECTION 8.18. ACQUISITION OF ASSETS.

         The Issuer will not acquire, by long-term or operating lease or otherwise, any assets except in accordance with the terms of the Transaction Documents.

         SECTION 8.19. NET WORTH.

         On the Initial Closing Date, the Issuer has a net worth, and thereafter will at all times maintain a net worth (as defined in accordance with GAAP), of at least $98,156,520.

         SECTION 8.20. NAME; PRINCIPAL OFFICE.

         The Issuer will neither (a) change the location of its chief executive office or principal place of business (within the meaning of the applicable UCC) without sixty (60) days' prior written notice to the Indenture Trustee nor (b) change its name without prior written notice to the Indenture Trustee sufficient to allow the Indenture Trustee to execute all filings prepared by the Issuer (including filings of financing statements on form UCC-1) and recordings necessary to maintain the perfection of the interest of the Indenture Trustee on behalf of the Investor Noteholders in the Collateral pursuant to this Base Indenture. In the event that the Issuer desires to so change its office or change its name, the Issuer will make any required filings and prior to actually changing its office or its name the Issuer will deliver to the Indenture Trustee
(i) an Officer's Certificate and (except with respect to a change of the location of the Issuer's chief executive office or principal place of business to a new location in the same county) an Opinion of Counsel confirming that all required filings have been made to continue the perfected interest of the Indenture Trustee on behalf of the Investor Noteholders in the Collateral in respect of the new office or new name of the Issuer and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made.

         SECTION 8.21. ORGANIZATIONAL DOCUMENTS.

         The Issuer will not amend its limited liability company agreement without the consent of a Majority in Interest of each Series of Outstanding Investor Notes.

         SECTION 8.22. INVESTMENTS.

         The Issuer will not maintain any loan, advance, extension of credit or other investment in any Person other than in accordance with the Transaction Documents and, in addition, without limiting the generality of the foregoing, the Issuer will not cause the Indenture

Trustee to make any Permitted Investments on the Issuer's behalf that would have the effect of causing the Issuer to be an "investment company" within the meaning of the Investment Company Act.

         SECTION 8.23. NO OTHER AGREEMENTS.

         The Issuer will not enter into or be a party to any agreement or instrument other than any Transaction Document or documents and agreements incidental thereto.

         SECTION 8.24. OTHER BUSINESS.

         The Issuer will not engage in any business or enterprise or enter into any transaction other than acquiring the Receivables and the Related Property with respect thereto pursuant to the Receivables Purchase Agreement, funding such acquisitions through the issuance and sale of the Investor Notes and as otherwise contemplated by the Transaction Documents, incurring and paying ordinary course operating expenses and other activities related to or incidental to any of the foregoing.

         SECTION 8.25. SALE TREATMENT.

         The Issuer will not account for (including for accounting purposes), or otherwise treat, the transactions contemplated by the Receivables Purchase Agreement in any manner other than as a sale of Receivables by the Seller to the Issuer; provided, however that the Issuer shall not be required to treat the sale of Receivables by the Seller to the Issuer as a sale for purposes of federal income tax or applicable taxes of the State of Ohio. In addition, the Issuer will disclose (in a footnote or otherwise) in all of its financial statements (including any such financial statements consolidated with any other Persons' financial statements) the existence and nature of the transaction contemplated hereby and by the Receivables Purchase Agreement.

         SECTION 8.26. MAINTENANCE OF SEPARATE EXISTENCE.

         The Issuer will do all things necessary to continue to be readily distinguishable from the Seller and any Affiliate of the Seller and maintain its existence separate and apart from that of the Seller and any Affiliate of the Seller. Without limiting the foregoing, the Issuer shall at all times:

                  (i) practice and adhere to organizational formalities, such as maintaining appropriate books, records and accounts separate from those of any other Person;

                  (ii) observe all organizational formalities in connection with all dealings between itself and any of its members and any Affiliate of any thereof or any unaffiliated entity;

                  (iii) observe all procedures required by its certificate of formation and its operating agreement and the Delaware Limited Liability Company Act;

                  (iv) act solely in its name and through its duly authorized officers or agents in the conduct of its businesses;

                  (v) manage its business and affairs by or under the direction of its Board of Managers;

                  (vi) ensure that its Board of Managers duly authorizes all of its actions;

                  (vii) own or lease (including through shared arrangements with its Affiliates) all office furniture and equipment necessary to operation its business;

                  (viii) maintain at least one member of its Board of Managers who is an Independent Manager;

                  (ix) not (A) have or incur any indebtedness to any of its members or any Affiliate of any of its members (other than the Subordinated Note); (B) guarantee or otherwise become liable for any obligations of any of its members or any Affiliate of any thereof; (C) have obligations guaranteed by any of its members or any Affiliate of any thereof; (D) hold itself out as responsible for debts of any of its members or any Affiliates of any thereof or for decisions or actions with respect to the affairs of any of its members or any Affiliate of any thereof; (E) operate or purport to operate as an integrated, single economic unit with respect to any of its members or any Affiliate of any thereof or any unaffiliated entity; (F) seek to obtain credit or incur any obligation to any third party based upon the assets of any of its members or any Affiliate of any thereof or any unaffiliated entity;
         (G) induce any such third party to reasonably rely on the creditworthiness of any of its members or any Affiliate of any thereof or any unaffiliated entity or (H) be directly or indirectly named as a direct or contingent beneficiary or loss payee on any insurance policy of any of its members or any Affiliate of any thereof;

                  (x) other than as provided in the Transaction Documents, maintain its deposit and other bank accounts and all of its assets separate from those of any other Person;

                  (xi) maintain its financial records separate and apart from those of any other Person;

                  (xii) not suggest in any way, within its financial statements, that its assets are available to pay the claims of creditors of any of its members or any Affiliate of any thereof or any unaffiliated entity;


                  (xiii) compensate all its employees, officers, consultants and agents for services provided to it by such Persons out of its own funds or reimbursing any of its Affiliates in respect of amounts paid by such Affiliates for such services;

                  (xiv) maintain office space separate and apart from that of any of its members or any Affiliate or any thereof (even if such office space is subleased from or is on or near premises occupied by any of its members or an Affiliate of any thereof) and a telephone number separate and apart from that of any of its members or any Affiliate of any thereof;

                  (xv) conduct all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements, and applications solely in its own name;

                  (xvi) have separate stationery, invoices and checks from any of its members, any Affiliate of any thereof or any unaffiliated entity;

                  (xvii) account for and manage all of its liabilities separately from those of any of its members or any Affiliate of any thereof and pay its own liabilities out of its own funds;

                  (xviii) allocate, on an arm's length basis, all shared corporate operating services, leases and expenses, including, without limitation, those associated with the services of shared consultants and agents and shared computer and other office equipment and software; and otherwise maintaining an arm's length relationship with any of its members, any Affiliate of any thereof and any unaffiliated entity;

                  (xix) refrain from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving any of its members or any Affiliate of any thereof to substantively consolidate any of its members or any Affiliate of any thereof with the Issuer;

                  (xx) remain solvent;

                  (xxi) not commingle its property with the property of any of its members or any other Person;

                  (xxii) prepare separate financial statements, prepared in accordance with GAAP and susceptible to audit, or in the event the Issuer's financial statements are consolidated with those of another entity, note on such financial statements the separate existence and obligations of the Issuer;

                  (xxiii) maintain a sufficient number of employees in light of its contemplated business operations;

                  (xxiv) not acquire obligations or securities of any of its members ;

                  (xxv) hold itself out as a separate entity and correct any known misunderstanding regarding its separate identity;

                  (xxvi) maintain adequate capital in light of its contemplated business operations; and

                  (xxvii) conduct no other business other than in connection with the transactions contemplated by the Transaction Documents and enter into no other agreements other than as contemplated by the Transaction Documents.

                                   ARTICLE IX

                                    REMEDIES

         SECTION 9.1. EVENTS OF DEFAULT.

         "EVENT OF DEFAULT", wherever used herein, with respect to any Series of Investor Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of any interest on any Investor Note of any Series when the same becomes due and payable, and such default shall continue for two Business Days;

         (b) default in the payment of the principal of any Investor Note of any Series when the same becomes due and payable;

         (c) default in the observance or performance of any covenant or agreement of the Issuer made in this Base Indenture or any Indenture Supplement (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with) which default continues for thirty (30) days after the earlier to occur of (i) the date upon which the Issuer obtains knowledge of such failure or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer by the Indenture Trustee, or to the Issuer and the Indenture Trustee by any Investor Noteholder;

         (d) the Securities and Exchange Commission or other regulatory body having jurisdiction reaches a final determination that the Issuer is an "investment company" within the meaning of the Investment Company Act; or

         (e) an Insolvency Event shall have occurred with respect to the Issuer.

         SECTION 9.2. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default referred to in CLAUSE (d) or (e) of SECTION 9.1 has occurred, the unpaid principal amount of all Series of Investor Notes, together with interest accrued but unpaid thereon, and all other amounts due to the Investor Noteholders under this Base Indenture and the related Indenture Supplement, shall immediately and without further act become due and payable. If an Event of Default referred to in CLAUSE (a) or (b) of SECTION 9.1 has occurred, then the Indenture Trustee shall, at the direction of the Holders of a Majority in Interest of any Series of Outstanding Investor Notes, declare all of the Investor Notes of such Series to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Investor Noteholders), and upon any such declaration the unpaid principal amount of such Investor Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. If an Event of Default referred to in CLAUSE (c) of SECTION 9.1 shall occur and be continuing with respect to any Series of Investor Notes, then and in every such case the Indenture Trustee shall, acting at the direction of the Holders of a Majority in Interest of such Series of Investor Notes, declare all the Investor Notes of such Series to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Investor Noteholders), and upon any such declaration the unpaid principal amount of such Investor Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such declaration of acceleration of maturity has been made with respect to the Investor Notes (or a particular Series of Investor Notes) and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this ARTICLE IX, the Holders of a Majority in Interest of each Series of Outstanding Investor Notes (or, in the case of the acceleration of a particular Series of Investor Notes, the Holders of a Majority in Interest of the Investor Notes of such Series), by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences; provided, that, no such rescission shall affect any subsequent default or impair any right consequent thereto.

         SECTION 9.3. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY THE INDENTURE TRUSTEE.


         (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Investor Note when the same becomes due and payable, and such default continues for one Business Day or (ii) default is made in the payment of the principal of any Investor Note when the same becomes due and payable, by acceleration or at stated maturity, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of such Investor Notes, the whole amount then due and payable on such Investor Notes for principal and interest, with interest upon the overdue principal at the Note Rate borne by the Investor Notes, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Investor Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Investor Notes, wherever situated, the moneys adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in SECTION 9.4, in its discretion, proceed to protect and enforce its rights and the rights of the Investor Noteholders, by such appropriate proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Base Indenture or any Indenture Supplement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Base Indenture, any Indenture Supplement or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Investor Notes or any Person having or claiming an ownership interest in the Collateral, proceedings under the Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in the case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Investor Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Investor Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Investor Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Investor Noteholders allowed in such proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Investor Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Investor Noteholders and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of the Investor Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Investor Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Investor Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Investor Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Investor Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Investor Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         (f) All rights of action and of asserting claims under the Indenture, or under any of the Investor Notes, may be enforced by the Indenture Trustee without the possession of any of the Investor Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Investor Notes.

         (g) In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of the Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Investor Notes, and it shall not be necessary to make any Investor Noteholder a party to any such proceedings.

         SECTION 9.4. REMEDIES; PRIORITIES.

         (a) If an Event of Default shall have occurred and be continuing with respect to any Series of Outstanding Investor Notes and such Series of Investor Notes has been accelerated under SECTION 9.2, the Indenture Trustee may institute proceedings to enforce the obligations of the Issuer hereunder in its own name and as trustee of an express trust for the collection of all amounts then payable on the Investor Notes of such Series or under the Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Investor Notes moneys adjudged due.

         (b) If an Event of Default shall have occurred and be continuing with respect to all Series of Outstanding Investor Notes and all Series of Outstanding Investor Notes have been accelerated under SECTION 9.2, the Indenture Trustee (subject to SECTION 9.5) may do one or more of the following:

                  (i) institute proceedings from time to time for the complete or partial foreclosure of this Base Indenture with respect to the Collateral;

                  (ii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Investor Notes; and

                  (iii) in the case of an Event of Default referred to in clause
         (a) or (b) of SECTION 9.1, sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided that the Indenture Trustee may not sell or otherwise liquidate the Collateral following an Event of Default referred to in clause (a) or (b) of
SECTION 9.1, unless (A) the Holders of Investor Notes representing 100% of the Aggregate Invested Amount consent thereto, (B) the proceeds of such sale or liquidation distributable to the Investor Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Investor Notes for principal and interest or (C) (1) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Investor Notes as they would have become due if the Investor Notes had not been declared due and payable and (2) the Indenture Trustee obtains the consent of a Majority in Interest of the Holders of each Series of Outstanding Investor Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

         (c) If the Indenture Trustee collects any money or property pursuant to this Article IX, such money or property shall be held by the Indenture Trustee as additional collateral hereunder and the Indenture Trustee shall pay out such money or property in the following order:

         FIRST: to the Indenture Trustee for amounts due under SECTION 10.6; and

         SECOND: to the Collection Account for distribution in accordance with the provisions of ARTICLE V.

         SECTION 9.5. OPTIONAL PRESERVATION OF THE COLLATERAL.

         (a) If the Investor Notes of each Series Outstanding have been declared to be due and payable under SECTION 9.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral. It is the desire of the parties hereto and the Investor Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Investor Notes, and the Indenture Trustee shall take such desire into account when determining whether to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose. Nothing contained in this SECTION 9.5 shall be construed to require the Indenture Trustee to preserve the Collateral securing the Issuer Obligations if prohibited by applicable law or if the Indenture Trustee is authorized, directed or permitted to liquidate the Collateral pursuant to SECTION 9.4(b).

         SECTION 9.6. LIMITATION ON SUITS.

         No Holder of any Investor Note shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

         (b) Holders of each Series of Outstanding Investor Notes holding Investor Notes evidencing at least 25% of the Investor Notes of such Series have made written request to the Indenture Trustee to institute such proceeding in respect of such Event of Default in its own name as the Indenture Trustee hereunder;

         (c) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

         (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings; and

         (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a Majority in Interest of each Series of Outstanding Investor Notes;

it being understood and intended that no one or more Holders of the Investor Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Holders of the Investor Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under the Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Investor Notes, each representing less than a Majority in Interest of each Series of Outstanding Investor Notes, the Indenture Trustee shall act at the direction of the group of Holders of Investor Notes with the greater amount of Investor Notes, however, should the Indenture Trustee receive conflicting or inconsistent requests on indemnity from two or more groups of Holders with an equal amount of Investor Notes the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of the Indenture.

         SECTION 9.7. UNCONDITIONAL RIGHTS OF INVESTOR NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.


         Notwithstanding any other provisions in the Indenture, the Holder of any Investor Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Investor Note on or after the respective due dates thereof expressed in such Investor Note or in the Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 9.8. RESTORATION OF RIGHTS AND REMEDIES.

         If the Indenture Trustee or any Investor Noteholder has instituted any Proceeding to enforce any right or remedy under the Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Investor Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Investor Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Investor Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 9.9. RIGHTS AND REMEDIES CUMULATIVE.

         No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Investor Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 9.10. DELAY OR OMISSION NOT A WAIVER.


         No delay or omission of the Indenture Trustee or any Holder of any Investor Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this ARTICLE IX or by law to the Indenture Trustee or to the Investor Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Investor Noteholders, as the case may be.

         SECTION 9.11. CONTROL BY INVESTOR NOTEHOLDERS.

         The Holders of a Majority in Interest of each Series of Outstanding Investor Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to the Investor Notes or exercising any trust or power conferred on the Indenture Trustee; provided that

         (a) such direction shall not be in conflict with any rule of law or with the Indenture;

         (b) if an Event of Default is with respect to less than all Series of Outstanding Investor Notes, then the Indenture Trustee's rights and remedies shall be limited to the rights and remedies pertaining only to those Series of Investor Notes with respect to which such Event of

Default has occurred and the Indenture Trustee shall exercise such rights and remedies only at the direction of the Holders of a Majority in Interest of all such Series of Investor Notes;

         (c) subject to the express terms of SECTION 9.4, any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by the Holders of Investor Notes representing not less than 100% of the Aggregate Invested Amount;

         (d) if the conditions set forth in SECTION 9.5 have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Investor Notes representing less than 100% of the Aggregate Invested Amount to sell or liquidate the Collateral shall be of no force and effect;

         (e) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; and

         (f) such direction shall be in writing;

provided, further, that, subject to SECTION 10.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Investor Noteholders not consenting to such action.

         SECTION 9.12. WAIVER OF PAST DEFAULTS.

         Prior to the declaration of the acceleration of the maturity of the Investor Notes of any Series as provided in SECTION 9.2, the Holders of the Investor Notes of not less than a Majority in Interest of such Series of Outstanding Investor Notes may, on behalf of all such Holders, waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Investor Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Investor Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Investor Notes of such Outstanding Series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 9.13. UNDERTAKING FOR COSTS.

         All parties to the Indenture agree, and each Holder of any Investor Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as the Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Investor Noteholder or group of Investor Noteholders, in each case holding in the aggregate more than 10% of the Invested Amount of any Series of Investor Notes, or (c) any suit instituted by any Investor Noteholder for the enforcement of the payment of principal of or interest on any Investor Note on or after the respective due dates expressed in such Investor Note and in the Indenture.

         SECTION 9.14. WAIVER OF STAY OR EXTENSION LAWS.


         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of the Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 9.15. ACTION ON INVESTOR NOTES.

         The Indenture Trustee's right to seek and recover judgment on the Investor Notes or under the Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to the Indenture. Neither the lien of this Base Indenture nor any rights or remedies of the Indenture Trustee or the Investor Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.

                                   ARTICLE X

                              THE INDENTURE TRUSTEE

         SECTION 10.1. DUTIES OF THE INDENTURE TRUSTEE.

         (a) If a Termination Event or Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) The Indenture Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee which are specifically required to be furnished pursuant to any provision of this Base Indenture or any of the other Transaction Documents, shall examine them to determine whether they substantially conform to the requirements of the Indenture or such other Transaction Document, as the case may be; provided, however, that the Indenture Trustee shall not be responsible for the content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Collection Agent or the Issuer hereunder.

         (c) SUBJECT TO SUBSECTION 10.1(a), no provision of the Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act or its own bad faith or wilful misconduct; provided, however, that:

                  (i) the Indenture Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Indenture Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts nor shall the Indenture Trustee be liable with respect to any action it takes or omits to take in good faith in accordance with the Indenture or in accordance with a direction received by it pursuant to the terms of this Base Indenture or any of the Transaction Documents;

                  (ii) the Indenture Trustee shall not be charged with knowledge of any Event of Default unless a Responsible Officer of the Indenture Trustee obtains actual knowledge thereof or receives written notice thereof;

                  (iii) the Indenture Trustee shall not be charged with knowledge of any failure by any Person to comply with its obligations under the Transaction Documents unless a Responsible Officer of the Indenture Trustee obtains actual knowledge of such failure or receives written notice thereof;

                  (iv) prior to the occurrence of a Termination Event or an Event of Default, and after the curing of all such Termination Events or Events of Default which may have occurred, the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of the Indenture, the Indenture Trustee shall be obligated to perform only such duties and obligations as are specifically set forth in the Indenture and no implied covenants or obligations shall be read into the Indenture against the Indenture Trustee;

                  (v) anything in the Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

                  (vi) subject to the other provisions of the Indenture and without limiting the generality of this SECTION 10.1, the Indenture Trustee shall have no duty (A) to record, file, or deposit the Indenture, the Transaction Documents or any agreement referred to herein or therein or any financing statement or continuation statement evidencing a security interest, or to maintain any such recording or filing or depositing or to rerecord, refile, or redeposit any thereof,
         (B) to insure the Collateral and (C) to pay or discharge any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to assessed or levied against, any part of the Collateral other than from funds available in the Collection Account.

         (d) The Indenture Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in the Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of any Person under any of the Transaction Documents.

         (e) Except for actions expressly authorized by the Indenture, the Indenture Trustee shall take no action reasonably likely to impair the security interests created hereunder in any of the Collateral now existing or hereafter created or to impair the value of any of the Collateral now existing or hereafter created.

         (f) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under the Indenture, the Indenture Trustee shall be obligated promptly to perform such obligation, duty or agreement in the manner so required.

         SECTION 10.2. RIGHTS OF THE INDENTURE TRUSTEE.

         Except as otherwise provided by SECTION 10.1:

         (a) The Indenture Trustee may conclusively rely and shall be fully protected in acting or refraining from acting based upon any document believed by it to be genuine and to have been signed by or presented by the proper person.

         (b) The Indenture Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Indenture Trustee may act through agents, custodians and nominees and shall not be liable for any misconduct or negligence on the part of, or for the supervision of, any such agent, custodian or nominee so long as such agent, custodian or nominee is appointed with due care.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by the Indenture; provided, that the Indenture Trustee's conduct does not constitute wilful misconduct, negligence or bad faith.

         (e) Prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, the Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation hereunder or in relation hereto, unless requested in writing to do so by Holders of the Investor Notes evidencing not less than 25% of the Invested Amount of any Series of Investor Notes; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses, or liabilities likely to be incurred by it in instituting, conducting or defending any litigation hereunder or in relation hereto shall be, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of the Indenture, the Indenture Trustee may require reasonable indemnity against such cost, expense, or liability or payment of such expenses as a condition precedent to so proceeding. The reasonable expense of every such examination shall be paid by the Collection Agent or, if paid by the Indenture Trustee, shall be reimbursed by the Collection Agent upon demand.

         (f) The Indenture Trustee shall not be liable for any losses or liquidation penalties in connection with Permitted Investments, unless such losses or liquidation penalties were incurred through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         (g) The Indenture Trustee shall not be liable for the acts or omissions of any successor to the Indenture Trustee so long as such acts or omissions were not the result of its negligence, bad faith or willful misconduct.

         (h) The right of the Indenture Trustee to perform any discretionary act enumerated in the Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or wilful misconduct in the performance of such act.

         SECTION 10.3. INDENTURE TRUSTEE'S DISCLAIMER.

         The Indenture Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Investor Notes (other than the certificate of authentication on the Investor Notes). Except as set forth in
SECTION 10.11, the Indenture Trustee makes no representations as to the validity or sufficiency of the Indenture or of the Investor Notes (other than the certificate of authentication on the Investor Notes) or of any of the Collateral. The Indenture Trustee shall not be accountable for the use or application by the Issuer of any of the Investor Notes or of the proceeds of such Investor Notes, or for the use or application of any funds paid to the Issuer in respect of the Collateral.

         SECTION 10.4. INDENTURE TRUSTEE MAY OWN INVESTOR NOTES.


         The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Investor Notes with the same rights as it would have if it were not the Indenture Trustee.

         SECTION 10.5. NOTICE OF DEFAULTS.

         If a Default or an Event of Default or a Potential Termination Event or a Termination Event or a Collection Agent Termination Event or Potential Collection Agent Termination Event occurs and is continuing and if it is either actually known or written notice of the existence thereof has been delivered to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall promptly provide written notice thereof to each Investor Noteholder and in any case shall provide written notice thereof within one Business Day after such knowledge or notice occurs.

         SECTION 10.6. COMPENSATION.

         The Issuer shall cause the Collection Agent pursuant to the Collection Agency Agreement to pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Collection Agent pursuant to the Collection Agency Agreement to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall cause the Collection Agent pursuant to the Collection Agency Agreement to indemnify the Indenture Trustee against any and all loss, liability or expense (including the reasonable fees of counsel) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Collection Agent promptly of any claim for which it may seek indemnity; provided, however, a failure by the Indenture Trustee to promptly notify the Issuer and the Collection Agent of a claim for which it may seek indemnity shall not relieve the Collection Agent from its obligation to indemnify the Indenture Trustee.

         When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in Section 9.1(e) with respect to the Issuer, the expenses are intended to constitute expenses of administration under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         SECTION 10.7. ELIGIBILITY REQUIREMENTS FOR INDENTURE TRUSTEE.

         The Indenture Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any state thereof authorized under such laws to exercise corporate trust powers, having a long-term unsecured debt rating of at least "Baa3" by Moody's and "BBB-" by Standard & Poor's having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, and shall satisfy the requirements for a trustee set forth in paragraph (a)(4)(i) of Rule 3a-7 under the Investment Company Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this
SECTION 10.7, the risk-based capital or the combined capital and surplus of such corporation, as the case may be, shall be deemed to be its risk-based capital or combined capital and surplus as set forth in the most recent report of condition so published.

         If at any time the Indenture Trustee ceases to be eligible in accordance with the provisions of this SECTION 10.7, the Indenture Trustee shall resign immediately in the manner and with the effect specified in SECTION 10.8.

         SECTION 10.8. RESIGNATION OR REMOVAL OF INDENTURE TRUSTEE.


         (a) The Indenture Trustee may give notice of its intent to resign at any time by so notifying the Issuer. The Holders of a Majority in Interest of each Series of Outstanding Investor Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                  (i) the Indenture Trustee fails to comply with SECTION 10.7;

                  (ii) the Indenture Trustee is adjudged bankrupt or insolvent;

                  (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                  (iv) the Indenture Trustee otherwise becomes incapable of acting.

         (b) If the Indenture Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

         (c) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer and thereupon the resignation or removal of the Indenture Trustee shall become effective, and the successor Indenture Trustee, without any further act, deed or conveyance shall have all the rights, powers and duties of the Indenture Trustee under the Indenture. The successor Indenture Trustee shall mail a notice of its succession to Investor Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as the Indenture Trustee to the successor Indenture Trustee.

         (d) If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee gives notice of its intent to resign or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a Majority in Interest of each Series of Outstanding Investor Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         (e) If the Indenture Trustee fails to comply with Section 10.7, any Investor Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         (f) Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to SECTION 10.8(c) and payment of all fees and expenses owed to the outgoing Indenture Trustee.

         (g) Notwithstanding the resignation or removal of the Indenture Trustee pursuant to this Section, the Issuer's obligations under SECTION 10.6 shall continue for the benefit of the retiring Indenture Trustee. The Indenture Trustee shall not be liable for the acts or omissions of any successor Indenture Trustee.

         SECTION 10.9. SUCCESSOR INDENTURE TRUSTEE BY MERGER.

         If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Base Indenture any of the Investor Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Investor Notes so authenticated; and in case at that time any of the Investor Notes shall not have been authenticated, any successor Indenture Trustee may authenticate such Investor Notes either in the name of any predecessor Indenture Trustee hereunder or in the name of the successor Indenture Trustee; and in all such cases such certificate of authentication shall have the same full force as is provided anywhere in the Investor Notes or in this Base Indenture with respect to the certificate of authentication of the Indenture Trustee.

         SECTION 10.10. APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.


         (a) Notwithstanding any other provisions of this Base Indenture or any Indenture Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-Indenture Trustee or co-Indenture Trustees, or separate Indenture Trustee or separate Indenture Trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Investor Noteholders, such title to the Collateral, or any part thereof, and, subject to the other provisions of this SECTION 10.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-Indenture Trustee or separate Indenture Trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under
SECTION 10.7 and no notice to Investor Noteholders of the appointment of any co-Indenture Trustee or separate Indenture Trustee shall be required under
SECTION 10.8. No co-Indenture Trustee shall be appointed without the consent of the Issuer unless such appointment is required as a matter of state law or to enable the Indenture Trustee to perform its functions hereunder.

         (b) Every separate Indenture Trustee and co-Indenture Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) The Investor Notes of each Series shall be authenticated and delivered solely by the Indenture Trustee or an authenticating agent appointed by the Indenture Trustee;

                  (ii) All rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate Indenture Trustee or co-Indenture Trustee jointly (it being understood that such separate Indenture Trustee or co-Indenture Trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform, such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Indenture Trustee or co-Indenture Trustee, but solely at the direction of the Indenture Trustee;

                  (iii) No Indenture Trustee hereunder shall be personally liable by reason of any act or omission of any other Indenture Trustee hereunder; and

                  (iv) The Indenture Trustee may at any time accept the resignation of or remove any separate Indenture Trustee or co-Indenture Trustee.


         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate Indenture Trustees and co-Indenture Trustees, as effectively as if given to each of them. Every instrument appointing any separate Indenture Trustee or co-Indenture Trustee shall refer to this Base Indenture and the conditions of this ARTICLE
IX. Each separate Indenture Trustee and co-Indenture Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Base Indenture and any Indenture Supplement, specifically including every provision of this Base Indenture or any Indenture Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to the Issuer.

         (d) Any separate Indenture Trustee or co-Indenture Trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Base Indenture or any Indenture Supplement on its behalf and in its name. If any separate Indenture Trustee or co-Indenture Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor Indenture Trustee.

         (e) In connection with the appointment of a co-Indenture Trustee, the Indenture Trustee may, at any time, at the Indenture Trustee's sole cost and expense, without notice to the Investor Noteholders, delegate its duties under this Base Indenture and any Indenture Supplement to any Person who agrees to conduct such duties in accordance with the terms hereof; provided, however, that no such delegation shall relieve the Indenture Trustee of its obligations and responsibilities hereunder with respect to any such delegated duties.

         SECTION 10.11. REPRESENTATIONS AND WARRANTIES OF INDENTURE TRUSTEE.

         The Indenture Trustee represents and warrants to the Issuer and the Investor Noteholders that:

                  (i) The Indenture Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New York;

                  (ii) The Indenture Trustee has full power, authority and right to execute, deliver and perform this Base Indenture and any Indenture Supplement issued concurrently with this Base Indenture and to authenticate the Investor Notes, and has taken all necessary action to authorize the execution, delivery and performance by it of this Base Indenture and any Indenture Supplement issued concurrently with this Base Indenture and to authenticate the Investor Notes;

                  (iii) This Base Indenture has been duly executed and delivered by the Indenture Trustee; and

                  (iv) The Indenture Trustee meets the requirements of eligibility as an Indenture Trustee hereunder set forth in SECTION 10.7.


                                   ARTICLE XI

                             DISCHARGE OF INDENTURE

         SECTION 11.1. TERMINATION OF THE ISSUER'S OBLIGATIONS.

         This Base Indenture shall cease to be of further effect (except that the Issuer's obligations under SECTION 10.6 shall survive) when all Outstanding Investor Notes theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Investor Notes which have been replaced or paid) to the Indenture Trustee for cancellation, the Issuer has paid all sums payable hereunder and all Indenture Supplements shall have terminated in accordance with their respective terms.

         SECTION 11.2. REPAYMENT TO THE ISSUER.

         The Indenture Trustee and the Paying Agent shall promptly pay to the Issuer upon written request any excess money or, pursuant to SECTION 2.4, return any Investor Notes held by them at any time.

         The provisions of this SECTION 11.2 shall survive the expiration or earlier termination of this Base Indenture.

                                  ARTICLE XII

                                   AMENDMENTS

         SECTION 12.1. WITHOUT CONSENT OF THE INVESTOR NOTEHOLDERS.


         Without the consent of any Investor Noteholder, the Issuer and the Indenture Trustee, at any time and from time to time, may enter into one or more supplements hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes, provided that the Rating Agency Condition is met:

         (a) to create a new Series of Investor Notes;

         (b) to add to the covenants of the Issuer for the benefit of any Investor Noteholders (and if such covenants are to be for the benefit of less than all Series of Investor Notes, stating that such covenants are expressly being included solely for the benefit of such Series) or to surrender any right or power herein conferred upon the Issuer (PROVIDED, HOWEVER, that the Issuer will not pursuant to this SECTION 12.1(b) surrender any right or power it has under the Transaction Documents);

         (c) to mortgage, pledge, convey, assign and transfer to the Indenture Trustee any property or assets as security for the Investor Notes and to specify the terms and conditions upon which such property or assets are to be held and dealt with by the Indenture Trustee and to set forth such other provisions in respect thereof as may be required by the Base Indenture or as may, consistent with the provisions of the Base Indenture, be deemed appropriate by the Issuer and the Indenture Trustee, or to correct or amplify the description of any such property or assets at any time so mortgaged, pledged, conveyed and transferred to the Indenture Trustee on behalf of the Investor Noteholders;

         (d) to cure any ambiguity, defect, or inconsistency or to correct or supplement any provision contained herein or in any Indenture Supplement or in any Investor Notes issued hereunder;

         (e) to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee with respect to the Investor Notes of one or more Series and to add to or change any of the provisions of the Base Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee; or

         (f) to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Base Indenture;

PROVIDED, HOWEVER, that, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee (at the Issuer's expense), such action shall not adversely affect in any material respect the interests of any Investor Noteholder. Upon the request of the Issuer, the Indenture Trustee shall join with the Issuer in the execution of any supplement hereto authorized or permitted by the terms of this Base Indenture and shall make any further appropriate agreements and stipulations which may be therein contained, but the Indenture Trustee shall not be obligated to enter into such supplement which affects its own rights, duties or immunities under this Base Indenture or otherwise.

         SECTION 12.2. WITH CONSENT OF THE INVESTOR NOTEHOLDERS.

         Except as provided in SECTION 12.1, the provisions of this Base Indenture and any Indenture Supplement (unless otherwise provided in such Indenture Supplement) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by the Issuer, the Indenture Trustee and the Holders of a Majority in Interest of each Series of Outstanding Investor Notes; provided that, if such amendment, modification or waiver of or to this Base Indenture or such Indenture Supplement does not affect the Investor Noteholders of a particular Series of Investor Notes (as substantiated by an Opinion of Counsel to such effect), then the consent of the Investor Noteholders of such Series shall not be required to such amendment, modification or waiver. Notwithstanding the foregoing:


                  (i) any modification of this SECTION 12.2, any requirement hereunder that any particular action be taken by Investor Noteholders holding the relevant percentage in principal amount of the Investor Notes or any change in the definition of the terms "Net Receivables Balance" or "Invested Amount", "Invested Percentage" or any defined term used for the purpose of any such definitions shall require the consent of each affected Investor Noteholder; and

                  (ii) any amendment, waiver or other modification that would
         (a) extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of or interest on any Investor Note (or reduce the principal amount of or rate of interest on any Investor Note) shall require the consent of each affected Investor Noteholder; (b) approve the assignment or transfer by the Issuer of any of its rights or obligations hereunder or under any other Transaction Document to which it is a party except pursuant to the express terms hereof or thereof shall require the consent of each Investor Noteholder; (c) release any obligor under any Transaction Document to which it is a party except pursuant to the express terms of such Transaction Document shall require the consent of each Investor Noteholder; or (d) affect adversely the interests, rights or obligations of any Investor Noteholder individually in comparison to any other Investor Noteholder shall require the consent of such Investor Noteholder.

         SECTION 12.3. SUPPLEMENTS.

         Each amendment or other modification to this Base Indenture or the Investor Notes shall be set forth in a supplement thereto. In addition to the manner provided in SECTIONS 12.1 and 12.2, each Indenture Supplement may be amended as provided in such Indenture Supplement.

         SECTION 12.4. REVOCATION AND EFFECT OF CONSENTS.

         Until an amendment or waiver becomes effective, a consent to it by an Investor Noteholder of an Investor Note is a continuing consent by the Investor Noteholder and every subsequent Investor Noteholder of an Investor Note or portion of an Investor Note that evidences the same debt as the consenting Investor Noteholder's Investor Note, even if notation of the consent is not made on any Investor Note. However, any such Investor Noteholder or subsequent Investor Noteholder may revoke the consent as to his Investor Note or portion of an Investor Note if the Indenture Trustee receives written notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Investor Noteholder. The Issuer may fix a record date for determining which Investor Noteholders must consent to such amendment or waiver.

         SECTION 12.5. NOTATION ON OR EXCHANGE OF INVESTOR NOTES.

         The Indenture Trustee may place an appropriate notation about an amendment or waiver on any Investor Note thereafter authenticated. The Issuer in exchange for all Investor Notes may issue and the Indenture Trustee shall authenticate new Investor Notes that reflect the amendment or waiver. Failure to make the appropriate notation or issue a new Investor Note shall not affect the validity and effect of-such amendment or waiver.

         SECTION 12.6. THE INDENTURE TRUSTEE TO SIGN AMENDMENTS, ETC.

         The Indenture Trustee shall sign any supplement authorized pursuant to this ARTICLE XII if the supplement does not adversely affect the rights, duties, liabilities or immunities of the Indenture Trustee. If it does, the Indenture Trustee may, but need not, sign it. In signing such supplement, the Indenture Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 10.1, shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel as conclusive evidence that such supplement is authorized or permitted by this Base Indenture and that it will be valid and binding upon the Issuer in accordance with its terms.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.1. COMPLIANCE CERTIFICATES AND OPINIONS.

         (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Base Indenture or any Indenture Supplement, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Base Indenture or such Indenture Supplement relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Base Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Base Indenture or any Indenture Supplement shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

                   SECTION 13.2. FORMS OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE.


         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person my certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Collection Agent, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Collection Agent, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Base Indenture or any Indenture Supplement, they may, but need not, be consolidated and form one instrument.

         Whenever in this Base Indenture or any Indenture Supplement, in connection with any application, certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document (x) as a condition of the granting of such application, or (y) as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in each case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in ARTICLE X.

         SECTION 13.3. ACTIONS OF INVESTOR NOTEHOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Base Indenture or any Indenture Supplement to be given or taken by the Investor Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Investor Noteholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, when required, to the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Base Indenture or any Indenture Supplement and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this SECTION 13.3.

         (b) The fact and date of the execution by any Investor Noteholder of any such instrument or writing may be proved in any reasonable manner which the Indenture Trustee deems sufficient.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by an Investor Noteholder shall bind every Holder of every Investor Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Indenture Trustee or the Issuer in reliance thereon, regardless of whether notation of such action is made upon such Investor Note.

         (d) The Indenture Trustee may require such additional proof of any matter referred to in this SECTION 13.3 as it shall deem necessary.

         SECTION 13.4. NOTICES.

         (a) Any notice or communication by the Issuer or the Indenture Trustee to the other shall be in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

                  If to the Issuer:

                  1201 East Market Street
                  Akron, Ohio 44305-4017


                  Attention:
                  Telecopier No.(330) 796-1866

                  with a copy to the Collection Agent:

                  The Goodyear Tire & Rubber Company
                  1144 East Market Street
                  Akron, Ohio 44316-0001
                  Telecopier:
                  Attention: Office of the Treasurer

                  If to the Indenture Trustee:

                  The Chase Manhattan Bank
                  450 W. 33rd Street, 14th Floor
                  New York, New York  10001
                  Attention:  Institutional Trust Services,
                                 Goodyear Asset Backed Investor Notes
                  Phone:   (212) 946-3200
                  Fax:     (212) 946-8302

         The Issuer or the Indenture Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by telex or telecopier shall be deemed given on the date of delivery of such notice, and (iv) delivered by overnight air courier shall be deemed delivered one Business Day after the date that such notice is delivered to such overnight courier.

         Notwithstanding any provisions of this Base Indenture to the contrary, the Indenture Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to this Base Indenture or the Investor Notes.

         If the Issuer mails a notice or communication to Investor Noteholders, it shall mail a copy to the Indenture Trustee at the same time.

         (b) Where the Indenture provides for notice to Investor Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if sent in writing and mailed, first-class postage prepaid, to each Investor Noteholder affected by such event, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed (if any) for the giving of such notice. In any case where notice to Investor Noteholder is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Investor Noteholder shall affect the sufficiency of such notice with respect to other Investor Noteholders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where the Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Investor Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made that is satisfactory to the Indenture Trustee shall constitute a sufficient notification for every purpose hereunder.

         SECTION 13.5. RULES BY THE INDENTURE TRUSTEE.

         The Indenture Trustee may make reasonable rules for action by or at a meeting of Investor Noteholders.

         SECTION 13.6. DUPLICATE ORIGINALS.

         The parties may sign any number of copies of this Base Indenture. One signed copy is enough to prove this Base Indenture.

         SECTION 13.7. BENEFITS OF BASE INDENTURE.

         Except as set forth in an Indenture Supplement, nothing in this Base Indenture or in the Investor Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under the Base Indenture.

         SECTION 13.8. PAYMENT ON BUSINESS DAY.

         In any case where any Payment Date, redemption date or maturity date of any Investor Note shall not be a Business Day, then (notwithstanding any other provision of the Indenture) payment of interest or principal (and premium, if any), as the case may be, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the Payment Date, redemption date, or maturity date; provided, however. that no interest shall accrue for the period from and after such Payment Date, redemption date, or maturity date, as the case may be.

         SECTION 13.9. GOVERNING LAW.

         THIS BASE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         SECTION 13.10. SEVERABILITY OF PROVISIONS.

         If any one or more of the covenants, agreements, provisions or terms of this Base Indenture shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Base Indenture and shall in no way affect the validity of enforceability of the other provisions of this Base Indenture or of the Investor Notes or rights of the Investor Noteholders thereof.

         SECTION 13.11. COUNTERPARTS.

         This Base Indenture may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 13.12. SUCCESSORS.

         All agreements of the Issuer in the Indenture and the Investor Notes shall bind its successor; provided, however, the Issuer may not assign its obligations or rights under the Indenture or any Transaction Document. All agreements of the Indenture Trustee in the Indenture shall bind its successor.

         SECTION 13.13. TABLE OF CONTENTS, HEADINGS, ETC.

         The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Base Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         SECTION 13.14. RECORDING OF BASE INDENTURE.

         If this Base Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Investor Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Base Indenture.

         SECTION 13.15. NO PETITION.

         The Indenture Trustee, by entering into this Base Indenture, and each Investor Noteholder, by accepting an Investor Note, hereby covenant and agree that they will not at any time institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Notes, this Base Indenture or any of the other Transaction Documents.

         IN WITNESS WHEREOF, the Indenture Trustee and the Issuer have caused, this Base Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.

                                  WINGFOOT A/R LLC,
                                   as Issuer



                                  By: /s/ Stephanie W. Bergeron
                                      -----------------------------------------
                                      Name:  Stephanie W. Bergeron
                                      Title: Vice President and Treasurer


                                  THE CHASE MANHATTAN BANK,
                                   as Indenture Trustee



                                  By:
                                      -----------------------------------------
                                      Name:
                                      Title:

         IN WITNESS WHEREOF, the Indenture Trustee and the Issuer have caused, this Base Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.

                                     WINGFOOT A/R LLC,
                                      as Issuer



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                      THE CHASE MANHATTAN BANK,
                                       as Indenture Trustee



                                      By: /s/ Kristen Driscoll
                                          --------------------------------------
                                          Name: Kristen Driscoll
                                          Title: Assistant Vice President